EXHIBIT 99.2 The Allstate Corporation Investor Supplement Second Quarter 2018 The consolidated financial statements and financial exhibits included herein are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The results of operations for interim periods should not be considered indicative of results to be expected for the full year. Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles ("non-GAAP") are denoted with an asterisk (*). These measures are defined on the page "Definitions of Non-GAAP Measures" and are reconciled to the most directly comparable generally accepted accounting principles ("GAAP") measure herein.

The Allstate Corporation Investor Supplement - Second Quarter 2018 Table of Contents Consolidated Operations Allstate Life Operations Statements of Operations 1 Segment Results and Other Statistics 33 Contribution to Income 2 Analysis of Net Income 34 Revenues 3 Return on Equity 35 Segment Results 4,5 Reserves and Contractholder Funds 36 Condensed Statements of Financial Position 6 Book Value per Common Share 7 Allstate Benefits Operations Return on Common Shareholders' Equity 8 Segment Results and Other Statistics 37 Debt to Capital 9 Segment Premium and Other Statistics 38 Statements of Cash Flows 10 Return on Equity 39 Analysis of Deferred Policy Acquisition Costs 11,12 Policies in Force 13 Allstate Annuities Operations Premiums Written for Allstate Protection and Service Businesses 14 Segment Results and Other Statistics 40 Catastrophe Losses 15 Analysis of Net Income 41 Return on Equity 42 Property-Liability Operations Reserves and Contractholder Funds 43 Results 16 Underwriting Results by Area of Business 17 Corporate and Other Segment Results 44 Catastrophe Experience 18 Prior Year Reserve Reestimates 19 Investments Catastrophe Losses included in Prior Year Reserve Reestimates 20 Consolidated Investments 45 Allstate Protection Investments by Segment 46 Impact of Net Rate Changes Approved on Premiums Written 21 Unrealized Net Capital Gains and Losses by Type 47 Allstate Brand Profitability Measures 22 Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-tax) 48 Allstate Brand Statistics 23 Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-tax) by Segment 49,50 Esurance Brand Profitability Measures and Statistics 24 Investment Position and Results by Strategy 51 Encompass Brand Profitability Measures and Statistics 25 Investment Position and Results by Strategy by Segment 52,53 Auto Profitability Measures 26 Performance-Based Investments 54 Homeowners Profitability Measures 27 Limited Partnership Interests 55 Other Personal Lines Profitability Measures 28 Commercial Lines Profitability Measures 29 Definitions of Non-GAAP Measures 56,57 Discontinued Lines and Coverages Reserves 30 Service Businesses Operations Segment Results 31 SquareTrade Results 32

The Allstate Corporation
Consolidated Statements of Operations

($ in millions, except per share data)

	Three months ended						Six months ended	
	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	June 30, 2018	June 30, 2017
Revenues								
Property and casualty insurance premiums [1]	$ 8,460	$ 8,286	$ 8,202	$ 8,121	$ 8,018	$ 7,959	$ 16,746	$ 15,977
Life premiums and contract charges [2]	612	616	601	593	591	593	1,228	1,184
Other revenue [3]	228	216	219	228	226	210	444	436
Net investment income	824	786	913	843	897	748	1,610	1,645
Realized capital gains and losses:								
Total other-than-temporary impairment ("OTTI") losses	(4)	-	(11)	(26)	(47)	(62)	(4)	(109)
OTTI losses reclassified to (from) other comprehensive income	-	(1)	(2)	(2)	(3)	3	(1)	-
Net OTTI losses recognized in earnings	(4)	(1)	(13)	(28)	(50)	(59)	(5)	(109)
Sales and valuation changes on equity investments and derivatives	(21)	(133)	140	131	131	193	(154)	324
Total realized capital gains and losses	(25)	(134)	127	103	81	134	(159)	215
Total revenues	10,099	9,770	10,062	9,888	9,813	9,644	19,869	19,457
Costs and expenses								
Property and casualty insurance claims and claims expense	5,792	5,149	5,279	5,545	5,689	5,416	10,941	11,105
Life contract benefits	483	504	507	456	486	474	987	960
Interest credited to contractholder funds	165	161	168	174	175	173	326	348
Amortization of deferred policy acquisition costs	1,296	1,273	1,239	1,200	1,176	1,169	2,569	2,345
Operating costs and expenses	1,407	1,355	1,476	1,446	1,312	1,307	2,762	2,619
Restructuring and related charges	27	22	32	14	53	10	49	63
Goodwill impairment	-	-	125	-	-	-	-	-
Interest expense	86	83	84	83	83	85	169	168
Total costs and expenses	9,256	8,547	8,910	8,918	8,974	8,634	17,803	17,608
Gain on disposition of operations	2	1	5	1	12	2	3	14
Income from operations before income tax expense	845	1,224	1,157	971	851	1,012	2,069	1,863
Income tax expense (benefit) [4]	169	249	(92) [5]	305	272	317	418	589
Net income	$ 676	$ 975	$ 1,249	$ 666	$ 579	$ 695	$ 1,651	$ 1,274
Preferred stock dividends	39	29	29	29	29	29	68	58
Net income applicable to common shareholders	$ 637	$ 946	$ 1,220	$ 637	$ 550	$ 666	$ 1,583	$ 1,216
Earnings per common share: [6]								
Net income applicable to common shareholders per common share - Basic	$ 1.82	$ 2.67	$ 3.41	$ 1.76	$ 1.51	$ 1.82	$ 4.50	$ 3.34
Weighted average common shares - Basic	349.2	354.1	357.5	361.3	363.6	365.7	351.6	364.6
Net income applicable to common shareholders per common share - Diluted	$ 1.80	$ 2.63	$ 3.35	$ 1.74	$ 1.49	$ 1.79	$ 4.43	$ 3.29
Weighted average common shares - Diluted	354.6	359.9	363.8	367.1	369.0	371.3	357.2	370.1
Cash dividends declared per common share	$ 0.46	$ 0.46	$ 0.37	$ 0.37	$ 0.37	$ 0.37	$ 0.92	$ 0.74

[1] Property and casualty insurance premiums are reported in the Property-Liability and Service Businesses results and include auto, homeowners and other personal lines insurance products, as well as consumer product protection plans, roadside assistance, and finance and insurance products.

[2] Life premiums and contract charges are reported in the Allstate Life, Allstate Benefits and Allstate Annuities results and include life insurance, voluntary accident and health insurance, and annuity products.

[3] Other revenue primarily represents fees collected from policyholders relating to premium installment payments, commissions on sales of non-proprietary products, fee-based services and other revenue transactions.

[4] On December 22, 2017, Public Law 115-97, known as the Tax Cuts and Jobs Act of 2017 ("Tax Legislation") became effective, permanently reducing the U.S. corporate income tax rate from 35% to 21% beginning January 1, 2018. As a result, the corporate tax rate is not comparable between periods.

[5] Includes a $506 million benefit related to Tax Legislation.

[6] In accordance with GAAP, the quarter and year-to-date per share amounts are calculated discretely. Therefore, the sum of each quarter may not equal the year-to-date amount.

The Allstate Corporation 2Q18 Supplement 1

The Allstate Corporation
Contribution to Income

($ in millions, except per share data)

	Three months ended						Six months ended	
	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	June 30, 2018	June 30, 2017
Contribution to income								
Net income applicable to common shareholders	$ 637	$ 946	$ 1,220	$ 637	$ 550	$ 666	$ 1,583	$ 1,216
Realized capital gains and losses, after-tax	19	106	(90)	(67)	(53)	(88)	125	(141)
Valuation changes on embedded derivatives not hedged, after-tax	-	(4)	(2)	1	1	-	(4)	1
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax	3	2	2	2	3	3	5	6
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(1)	-	(1)	(1)	(1)	-	(1)	(1)
Business combination expenses and the amortization of purchased intangible assets, after-tax	18	17	17	17	16	29	35	45
Gain on disposition of operations, after-tax	(1)	(1)	(3)	(2)	(6)	(2)	(2)	(8)
Goodwill impairment	-	-	125	-	-	-	-	-
Tax Legislation benefit	-	-	(506)	-	-	-	-	-
Adjusted net income *	$ 675	$ 1,066	$ 762	$ 587	$ 510	$ 608	$ 1,741	$ 1,118
Income per common share - Diluted								
Net income applicable to common shareholders	$ 1.80	$ 2.63	$ 3.35	$ 1.74	$ 1.49	$ 1.79	$ 4.43	$ 3.29
Realized capital gains and losses, after-tax	0.05	0.29	(0.25)	(0.18)	(0.14)	(0.24)	0.35	(0.38)
Valuation changes on embedded derivatives not hedged, after-tax	-	(0.01)	(0.01)	-	-	-	(0.01)	-
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax	-	-	0.01	0.01	0.01	0.01	0.01	0.02
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	-	-	-	-	-	-	-
Business combination expenses and the amortization of purchased intangible assets, after-tax	0.05	0.05	0.05	0.04	0.04	0.08	0.10	0.11
Gain on disposition of operations, after-tax	-	-	(0.01)	(0.01)	(0.02)	-	(0.01)	(0.02)
Goodwill impairment	-	-	0.34	-	-	-	-	-
Tax Legislation benefit	-	-	(1.39)	-	-	-	-	-
Adjusted net income *	$ 1.90	$ 2.96	$ 2.09	$ 1.60	$ 1.38	$ 1.64	$ 4.87	$ 3.02
Weighted average common shares - Diluted	354.6	359.9	363.8	367.1	369.0	371.3	357.2	370.1

The Allstate Corporation 2Q18 Supplement 2

The Allstate Corporation
Revenues

($ in millions)	Three months ended						Six months ended	
	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	June 30, 2018	June 30, 2017
Property-Liability [(1)]								
Insurance premiums	$ 8,189	$ 8,019	$ 7,971	$ 7,896	$ 7,807	$ 7,759	$ 16,208	$ 15,566
Other revenue [(2)]	184	174	170	185	181	167	358	348
Net investment income	353	337	415	368	387	308	690	695
Realized capital gains and losses	(15)	(95)	99	82	85	135	(110)	220
Total Property-Liability revenues	8,711	8,435	8,655	8,531	8,460	8,369	17,146	16,829
Service Businesses								
Insurance premiums	271 [(4)]	267 [(4)]	231	225	211	200	538	411
Intersegment insurance premiums and service fees [(3)]	29	29	28	26	28	28	58	56
Other revenue [(2)]	16	16	16	17	17	16	32	33
Net investment income	6	5	5	4	4	3	11	7
Realized capital gains and losses	(2)	(4)	-	-	-	-	(6)	-
Total Service Businesses revenues	320	313	280	272	260	247	633	507
Allstate Life								
Premiums and contract charges	326	327	324	316	319	321	653	640
Other revenue [(2)]	28	26	33	26	28	27	54	55
Net investment income	130	122	127	119	123	120	252	243
Realized capital gains and losses	(3)	(3)	1	2	1	1	(6)	2
Total Allstate Life revenues	481	472	485	463	471	469	953	940
Allstate Benefits								
Premiums and contract charges	283	286	273	273	269	269	569	538
Net investment income	19	19	18	18	19	17	38	36
Realized capital gains and losses	-	(2)	-	1	-	-	(2)	-
Total Allstate Benefits revenues	302	303	291	292	288	286	605	574
Allstate Annuities								
Contract charges	3	3	4	4	3	3	6	6
Net investment income	293	290	338	324	354	289	583	643
Realized capital gains and losses	6	(29)	33	18	(5)	(2)	(23)	(7)
Total Allstate Annuities revenues	302	264	375	346	352	290	566	642
Corporate and Other								
Net investment income	23	13	10	10	10	11	36	21
Realized capital gains and losses	(11)	(1)	(6)	-	-	-	(12)	-
Total Corporate and Other revenues	12	12	4	10	10	11	24	21
Intersegment eliminations [(3)]	(29)	(29)	(28)	(26)	(28)	(28)	(58)	(56)
Consolidated revenues	$ 10,099	$ 9,770	$ 10,062	$ 9,888	$ 9,813	$ 9,644	$ 19,869	$ 19,457

(1) Allstate Protection and Discontinued Lines and Coverages segments comprise Property-Liability.

(2) Other revenue primarily represents fees collected from policyholders relating to premium installment payments, commissions on sales of non-proprietary products, fee-based services and other revenue transactions.

(3) Intersegment insurance premiums and service fees are primarily related to Arity and Allstate Roadside Services and are eliminated in the consolidated financial statements.

(4) Includes $26 million and $30 million recognized as a result of the adoption of the revenue from contracts with customers accounting standard in the second quarter and first quarter of 2018, respectively, of net premiums earned with a corresponding increase in amortization of deferred policy acquisition costs related to protection plans sold directly to retailers for which SquareTrade is deemed to be the principal in the transaction.

The Allstate Corporation 2Q18 Supplement 3

The Allstate Corporation
Consolidating Segment Results

($ in millions)	Allstate Protection	Discontinued Lines	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Intersegment Eliminations	Consolidated
					Three months ended June 30, 2018					
Premiums and contract charges	$ 8,189	$ -	$ 8,189	$ 271	$ 326	$ 283	$ 3	$ -	$ -	$ 9,072
Intersegment insurance premiums and service fees	-	-	-	29	-	-	-	-	(29)	-
Other revenue	184	-	184	16	28	-	-	-	-	228
Claims and claims expense	(5,702)	(2)	(5,704)	(89)	-	-	-	-	1	(5,792)
Contract benefits and interest credited to contractholder funds	-	-	-	-	(266)	(152)	(230)	-	-	(648)
Amortization of deferred policy acquisition costs	(1,110)	-	(1,110)	(113)	(35)	(36)	(2)	-	-	(1,296)
Operating costs and expenses	(1,117)	(1)	(1,118)	(138)	(88)	(70)	(9)	(12)	28	(1,407)
Restructuring and related charges	(25)	-	(25)	-	(2)	-	-	-	-	(27)
Interest expense	-	-	-	-	-	-	-	(86)	-	(86)
Underwriting income (loss)	$ 419	$ (3)	416							
Net investment income			353	6	130	19	293	23	-	824
Realized capital gains and losses			(15)	(2)	(3)	-	6	(11)	-	(25)
Gain on disposition of operations			-	-	-	-	2	-	-	2
Income tax (expense) benefit			(154)	4	(17)	(10)	(13)	21	-	(169)
Preferred stock dividends			-	-	-	-	-	(39)	-	(39)
Net income (loss) applicable to common shareholders			$ 600	$ (16)	$ 73	$ 34	$ 50	$ (104)	$ -	$ 637
Realized capital gains and losses, after-tax			12	1	2	-	(5)	9	-	19
Valuation changes on embedded derivatives not hedged, after-tax			-	-	-	-	-	-	-	-
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax			-	-	3	-	-	-	-	3
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax			(1)	-	-	-	-	-	-	(1)
Business combination expenses and the amortization of purchased intangible assets, after-tax			2	16	-	-	-	-	-	18
Gain on disposition of operations, after-tax			-	-	-	-	(1)	-	-	(1)
Adjusted net income (loss)*			$ 613	$ 1 [1]	$ 78 [1]	$ 34 [1]	$ 44 [1]	$ (95) [1]	$ -	$ 675
					Three months ended June 30, 2017					
Premiums and contract charges	$ 7,807	$ -	$ 7,807	$ 211	$ 319	$ 269	$ 3	$ -	$ -	$ 8,609
Intersegment insurance premiums and service fees	-	-	-	28	-	-	-	-	(28)	-
Other revenue	181	-	181	17	28	-	-	-	-	226
Claims and claims expense	(5,604)	(3)	(5,607)	(83)	-	-	-	-	1	(5,689)
Contract benefits and interest credited to contractholder funds	-	-	-	-	(258)	(152)	(251)	-	-	(661)
Amortization of deferred policy acquisition costs	(1,032)	-	(1,032)	(71)	(39)	(33)	(1)	-	-	(1,176)
Operating costs and expenses	(1,031)	(2)	(1,033)	(139)	(86)	(64)	(8)	(9)	27	(1,312)
Restructuring and related charges	(51)	-	(51)	(1)	-	-	(1)	-	-	(53)
Interest expense	-	-	-	-	-	-	-	(83)	-	(83)
Underwriting income (loss)	$ 270	$ (5)	265							
Net investment income			387	4	123	19	354	10	-	897
Realized capital gains and losses			85	-	1	-	(5)	-	-	81
Gain on disposition of operations			10	-	-	-	2	-	-	12
Income tax (expense) benefit			(240)	11	(28)	(14)	(32)	31	-	(272)
Preferred stock dividends			-	-	-	-	-	(29)	-	(29)
Net income (loss) applicable to common shareholders			$ 507	$ (23)	$ 60	$ 25	$ 61	$ (80)	$ -	$ 550
Realized capital gains and losses, after-tax			(56)	-	-	-	3	-	-	(53)
Valuation changes on embedded derivatives not hedged, after-tax			-	-	-	-	1	-	-	1
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax			-	-	3	-	-	-	-	3
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax			(1)	-	-	-	-	-	-	(1)
Business combination expenses and the amortization of purchased intangible assets, after-tax			1	15	-	-	-	-	-	16
Gain on disposition of operations, after-tax			(6)	-	-	-	-	-	-	(6)
Adjusted net income (loss)*			$ 445	$ (8) [1]	$ 63 [1]	$ 25 [1]	$ 65 [1]	$ (80) [1]	$ -	$ 510

[1] Adjusted net income is the segment measure used for each business.

The Allstate Corporation 2Q18 Supplement 4

The Allstate Corporation
Consolidating Segment Results

($ in millions)	Allstate Protection	Discontinued Lines	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Intersegment Eliminations	Consolidated
					Six months ended June 30, 2018					
Premiums and contract charges	$ 16,208	$ -	$ 16,208	$ 538	$ 653	$ 569	$ 6	$ -	$ -	$ 17,974
Intersegment insurance premiums and service fees	-	-	-	58	-	-	-	-	(58)	-
Other revenue	358	-	358	32	54	-	-	-	-	444
Claims and claims expense	(10,757)	(5)	(10,762)	(182)	-	-	-	-	3	(10,941)
Contract benefits and interest credited to contractholder funds	-	-	-	-	(541)	(309)	(463)	-	-	(1,313)
Amortization of deferred policy acquisition costs	(2,198)	-	(2,198)	(223)	(68)	(77)	(3)	-	-	(2,569)
Operating costs and expenses	(2,184)	(1)	(2,185)	(278)	(174)	(142)	(18)	(20)	55	(2,762)
Restructuring and related charges	(46)	-	(46)	(1)	(2)	-	-	-	-	(49)
Interest expense	-	-	-	-	-	-	-	(169)	-	(169)
Underwriting income (loss)	$ 1,381	$ (6)	1,375							
Net investment income			690	11	252	38	583	36	-	1,610
Realized capital gains and losses			(110)	(6)	(6)	(2)	(23)	(12)	-	(159)
Gain on disposition of operations			-	-	-	-	3	-	-	3
Income tax (expense) benefit			(402)	11	(30)	(17)	(18)	38	-	(418)
Preferred stock dividends			-	-	-	-	-	(68)	-	(68)
Net income (loss) applicable to common shareholders			$ 1,553	$ (40)	$ 138	$ 60	$ 67	$ (195)	$ -	$ 1,583
Realized capital gains and losses, after-tax			87	4	4	2	18	10	-	125
Valuation changes on embedded derivatives not hedged, after-tax			-	-	-	-	(4)	-	-	(4)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax			-	-	5	-	-	-	-	5
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax			(1)	-	-	-	-	-	-	(1)
Business combination expenses and the amortization of purchased intangible assets, after-tax			3	32	-	-	-	-	-	35
Gain on disposition of operations, after-tax			-	-	-	-	(2)	-	-	(2)
Adjusted net income (loss) *			$ 1,642	$ (4) [(1)]	$ 147 [(1)]	$ 62 [(1)]	$ 79 [(1)]	$ (185) [(1)]	$ -	$ 1,741
					Six months ended June 30, 2017					
Premiums and contract charges	$ 15,566	$ -	$ 15,566	$ 411	$ 640	$ 538	$ 6	$ -	$ -	$ 17,161
Intersegment insurance premiums and service fees	-	-	-	56	-	-	-	-	(56)	-
Other revenue	348	-	348	33	55	-	-	-	-	436
Claims and claims expense	(10,930)	(5)	(10,935)	(173)	-	-	-	-	3	(11,105)
Contract benefits and interest credited to contractholder funds	-	-	-	-	(522)	(297)	(489)	-	-	(1,308)
Amortization of deferred policy acquisition costs	(2,054)	-	(2,054)	(139)	(75)	(74)	(3)	-	-	(2,345)
Operating costs and expenses	(2,049)	(2)	(2,051)	(266)	(172)	(131)	(17)	(35)	53	(2,619)
Restructuring and related charges	(61)	-	(61)	(1)	-	-	(1)	-	-	(63)
Interest expense	-	-	-	-	-	-	-	(168)	-	(168)
Underwriting income (loss)	$ 820	$ (7)	813							
Net investment income			695	7	243	36	643	21	-	1,645
Realized capital gains and losses			220	-	2	-	(7)	-	-	215
Gain on disposition of operations			10	-	-	-	4	-	-	14
Income tax (expense) benefit			(554)	24	(54)	(25)	(46)	66	-	(589)
Preferred stock dividends			-	-	-	-	-	(58)	-	(58)
Net income (loss) applicable to common shareholders			$ 1,184	$ (48)	$ 117	$ 47	$ 90	$ (174)	$ -	$ 1,216
Realized capital gains and losses, after-tax			(145)	-	(1)	-	5	-	-	(141)
Valuation changes on embedded derivatives not hedged, after-tax			-	-	-	-	1	-	-	1
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax			-	-	6	-	-	-	-	6
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax			(1)	-	-	-	-	-	-	(1)
Business combination expenses and the amortization of purchased intangible assets, after-tax			2	30	-	-	-	13	-	45
Gain on disposition of operations, after-tax			(6)	-	-	-	(2)	-	-	(8)
Adjusted net income (loss) *			$ 1,034	$ (18) [(1)]	$ 122 [(1)]	$ 47 [(1)]	$ 94 [(1)]	$ (161) [(1)]	$ -	$ 1,118

[(1)] Adjusted net income is the segment measure used for each business.

The Allstate Corporation 2Q18 Supplement 5

The Allstate Corporation Condensed Consolidated Statements of Financial Position ($ in millions) June 30, March 31, Dec. 31, Sept. 30, June 30, June 30, March 31, Dec 31, Sept. 30, June 30, 2018 2018 2017 2017 2017 2018 2018 2017 2017 2017 Assets Liabilities Investments Reserve for property and casualty insurance claims and Fixed income securities, at fair value claims expense $ 26,623 $ 26,115 $ 26,325 $ 27,154 $ 25,884 (amortized cost $56,750, $56,209, Reserve for life-contingent contract benefits 12,213 12,333 12,549 12,227 12,234 $57,525, $57,608 and $56,901) $ 56,891 $ 56,674 $ 58,992 $ 59,391 $ 58,656 Contractholder funds 18,888 19,139 19,434 19,650 19,832 Equity securities, at fair value Unearned premiums 13,824 13,448 13,473 13,535 13,024 (cost $5,846, $5,928, $5,461, Claim payments outstanding 894 865 875 959 939 $5,468 and $5,321) 6,888 6,986 6,621 6,434 6,117 Deferred income taxes 723 725 782 1,249 1,104 Mortgage loans 4,535 4,679 4,534 4,322 4,336 Other liabilities and accrued expenses 7,363 7,226 6,639 6,968 6,583 Limited partnership interests 7,679 7,434 6,740 6,600 6,206 Long-term debt 6,448 6,847 6,350 6,349 6,348 Short-term, at fair value Separate Accounts 3,271 3,314 3,444 3,422 3,416 (amortized cost $3,123, $3,424, Total liabilities 90,247 90,012 89,871 91,513 89,364 $1,944, $2,198 and $2,175) 3,123 3,424 1,944 2,198 2,175 Other 4,125 4,092 3,972 3,826 3,815 Equity Total investments 83,241 83,289 82,803 82,771 81,305 Preferred stock and additional capital paid-in (1) 2,303 2,303 1,746 1,746 1,746 Common stock, 347 million, 352 million, 355 million, 360 million and 361 million shares outstanding (2) 9 9 9 9 9 Additional capital paid-in 3,391 3,367 3,313 3,330 3,269 Cash 489 450 617 690 482 Retained income 45,508 45,031 43,162 42,125 41,622 Premium installment receivables, net 5,953 5,856 5,786 5,922 5,693 Deferred ESOP expense (3) (3) (3) (6) (6) Deferred policy acquisition costs 4,533 4,409 4,191 4,147 4,037 Treasury stock, at cost (553 million, 548 million, 545 million, Reinsurance recoverables, net 8,910 8,916 8,921 9,748 8,722 540 million and 539 million shares) (26,818) (26,280) (25,982) (25,413) (25,241) Accrued investment income 589 576 569 590 573 Accumulated other comprehensive income: Property and equipment, net 1,040 1,060 1,072 1,067 1,072 Unrealized net capital gains and losses 54 187 1,662 1,651 1,526 Goodwill 2,189 2,189 2,181 2,309 2,309 Unrealized foreign currency translation adjustments (20) (13) (9) (14) (42) Other assets 3,154 3,230 2,838 2,966 3,256 Unrecognized pension and other postretirement benefit cost (1,302) (1,324) (1,347) (1,309) (1,382) Separate Accounts 3,271 3,314 3,444 3,422 3,416 Total accumulated other comprehensive (loss) income (1,268) (1,150) 306 328 102 Total shareholders' equity 23,122 23,277 22,551 22,119 21,501 Total assets $ 113,369 $ 113,289 $ 112,422 $ 113,632 $ 110,865 Total liabilities and shareholders' equity $ 113,369 $ 113,289 $ 112,422 $ 113,632 $ 110,865 (1) Preferred shares outstanding were 95.2 thousand at June 30, 2018 and March 31, 2018 and 72.2 thousand for all other periods presented. (2) Common shares outstanding were 346,600,485; 352,133,515; 354,690,536; 359,787,293 and 361,280,366 as of June 30, 2018, March 31, 2018, December 31, 2017, September 30, 2017 and June 30, 2017, respectively. The Allstate Corporation 2Q18 Supplement 6

The Allstate Corporation
Book Value per Common Share

($ in millions, except per share data)	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017
Book value per common share						
Numerator:						
Common shareholders' equity [(1)]	$ 20,819	$ 20,974	$ 20,805	$ 20,373	$ 19,755	$ 19,412
Denominator:						
Common shares outstanding and dilutive potential common shares outstanding	351.9	357.7	361.3	365.8	367.0	370.4
Book value per common share	$ 59.16	$ 58.64	$ 57.58	$ 55.69	$ 53.83	$ 52.41
Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities						
Numerator:						
Common shareholders' equity	$ 20,819	$ 20,974	$ 20,805	$ 20,373	$ 19,755	$ 19,412
Unrealized net capital gains and losses on fixed income securities	55	187	757	1,028	1,013	831
Adjusted common shareholders' equity	$ 20,764	$ 20,787	$ 20,048	$ 19,345	$ 18,742	$ 18,581
Denominator:						
Common shares outstanding and dilutive potential common shares outstanding	351.9	357.7	361.3	365.8	367.0	370.4
Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities *	$ 59.01	$ 58.11	$ 55.49	$ 52.88	$ 51.07	$ 50.16

(1) Excludes equity related to preferred stock of $2,303 million at June 30, 2018 and March 31, 2018 and $1,746 million for all other periods presented.

The Allstate Corporation 2Q18 Supplement 7

The Allstate Corporation
Return on Common Shareholders' Equity

($ in millions)

	Twelve months ended					
	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017
Return on Common Shareholders' Equity						
Numerator:						
Net income applicable to common shareholders [1]	$ 3,440 [3]	$ 3,353 [3]	$ 3,073 [3]	$ 2,664	$ 2,518	$ 2,210
Denominator:						
Beginning common shareholders' equity	$ 19,755	$ 19,412	$ 18,827	$ 19,188	$ 18,807	$ 18,594
Ending common shareholders' equity	20,819 [3]	20,974 [3]	20,805 [3]	20,373	19,755	19,412
Average common shareholders' equity [2]	$ 20,287	$ 20,193	$ 19,816	$ 19,781	$ 19,281	$ 19,003
Return on common shareholders' equity	17.0 %	16.6 %	15.5 %	13.5 %	13.1 %	11.6 %
Adjusted Net Income Return on Common Shareholders' Equity						
Numerator:						
Adjusted net income * [1]	$ 3,090	$ 2,925	$ 2,467	$ 2,512	$ 2,399	$ 2,124
Denominator:						
Beginning common shareholders' equity	$ 19,755	$ 19,412	$ 18,827	$ 19,188	$ 18,807	$ 18,594
Less: Unrealized net capital gains and losses	1,526	1,256	1,053	1,817	1,624	1,200
Adjusted beginning common shareholders' equity	18,229	18,156	17,774	17,371	17,183	17,394
Ending common shareholders' equity	20,819 [3]	20,974 [3]	20,805 [3]	20,373	19,755	19,412
Less: Unrealized net capital gains and losses	54	187	1,662	1,651	1,526	1,256
Adjusted ending common shareholders' equity	20,765	20,787	19,143	18,722	18,229	18,156
Average adjusted common shareholders' equity [2]	$ 19,497	$ 19,472	$ 18,459	$ 18,047	$ 17,706	$ 17,775
Adjusted net income return on common shareholders' equity *	15.8 %	15.0 %	13.4 %	13.9 %	13.5 %	11.9 %

(1) Net income applicable to common shareholders and adjusted net income reflect a trailing twelve-month period.

(2) Average common shareholders' equity and average adjusted common shareholders' equity are determined using a two-point average, with the beginning and ending common shareholders' equity and adjusted common shareholders' equity, respectively, for the twelve-month period as data points.

(3) Includes a $506 million benefit related to Tax Legislation.

The Allstate Corporation 2Q18 Supplement 8

The Allstate Corporation
Debt to Capital

($ in millions)	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017
Debt						
Short-term debt	$ -	$ -	$ -	$ -	$ -	$ -
Long-term debt	6,448	6,847	6,350	6,349	6,348	6,346
Total debt	$ 6,448	$ 6,847	$ 6,350	$ 6,349	$ 6,348	$ 6,346
Capital resources						
Debt	$ 6,448	$ 6,847	$ 6,350	$ 6,349	$ 6,348	$ 6,346
Shareholders' equity						
Preferred stock and additional capital paid-in	2,303	2,303	1,746	1,746	1,746	1,746
Common stock	9	9	9	9	9	9
Additional capital paid-in	3,391	3,367	3,313	3,330	3,269	3,285
Retained income	45,508	45,031	43,162	42,125	41,622	41,208
Deferred ESOP expense	(3)	(3)	(3)	(6)	(6)	(6)
Treasury stock	(26,818)	(26,280)	(25,982)	(25,413)	(25,241)	(24,887)
Unrealized net capital gains and losses	54	187	1,662	1,651	1,526	1,256
Unrealized foreign currency translation adjustments	(20)	(13)	(9)	(14)	(42)	(53)
Unrecognized pension and other postretirement benefit cost	(1,302)	(1,324)	(1,347)	(1,309)	(1,382)	(1,400)
Total shareholders' equity	23,122	23,277	22,551	22,119	21,501	21,158
Total capital resources	$ 29,570	$ 30,124	$ 28,901	$ 28,468	$ 27,849	$ 27,504
Ratio of debt to shareholders' equity	27.9 %	29.4 %	28.2 %	28.7 %	29.5 %	30.0 %
Ratio of debt to capital resources	21.8 %	22.7 %	22.0 %	22.3 %	22.8 %	23.1 %

The Allstate Corporation 2Q18 Supplement

9

The Allstate Corporation
Consolidated Statements of Cash Flows

($ in millions)

	Three months ended						Six months ended	
	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	June 30, 2018	June 30, 2017
Cash flows from operating activities								
Net income	$ 676	$ 975	$ 1,249	$ 666	$ 579	$ 695	$ 1,651	$ 1,274
Adjustments to reconcile net income to net cash provided by operating activities:								
Depreciation, amortization and other non-cash items	126	122	125	120	119	119	248	238
Realized capital gains and losses	25	134	(127)	(103)	(81)	(134)	159	(215)
Gain on disposition of operations	(2)	(1)	(5)	(1)	(12)	(2)	(3)	(14)
Interest credited to contractholder funds	165	161	168	174	175	173	326	348
Goodwill impairment	-	-	125	-	-	-	-	-
Changes in:								
Policy benefits and other insurance reserves	342	(364)	(974)	1,048	45	183	(22)	228
Unearned premiums	415	(204)	(62)	491	282	(248)	211	34
Deferred policy acquisition costs	(90)	10	(38)	(111)	(79)	14	(80)	(65)
Premium installment receivables, net	(127)	(58)	136	(216)	(32)	(19)	(185)	(51)
Reinsurance recoverables, net	3	(12)	806	(1,023)	(5)	11	(9)	6
Income taxes	(438)	181	(364)	161	(326)	284	(257)	(42)
Other operating assets and liabilities	369	(318)	61	660	(174)	(219)	51	(393)
Net cash provided by operating activities	1,464	626	1,100	1,866	491	857	2,090	1,348
Cash flows from investing activities								
Proceeds from sales								
Fixed income securities	8,896	10,619	5,833	4,987	7,438	7,083	19,515	14,521
Equity securities	2,438	1,138	1,325	1,749	829	2,601	3,576	3,430
Limited partnership interests	129	53	358	286	271	210	182	481
Other investments	59	76	104	52	94	24	135	118
Investment collections								
Fixed income securities	859	583	1,156	975	1,034	1,029	1,442	2,063
Mortgage loans	269	46	123	172	82	223	315	305
Other investments	113	122	184	121	163	174	235	337
Investment purchases								
Fixed income securities	(10,612)	(9,789)	(7,210)	(6,721)	(8,414)	(8,800)	(20,401)	(17,214)
Equity securities	(2,366)	(1,535)	(1,289)	(1,823)	(1,090)	(2,383)	(3,901)	(3,473)
Limited partnership interests	(458)	(415)	(358)	(504)	(310)	(268)	(873)	(578)
Mortgage loans	(124)	(192)	(335)	(163)	(62)	(86)	(316)	(148)
Other investments	(205)	(330)	(299)	(168)	(313)	(219)	(535)	(532)
Change in short-term investments, net	1,021	(1,533)	353	115	570	1,572	(512)	2,142
Change in other investments, net	(8)	(27)	(2)	(135)	117	(10)	(35)	107
Purchases of property and equipment, net	(66)	(62)	(83)	(70)	(72)	(74)	(128)	(146)
Acquisition of operations	(5)	(5)	-	-	-	(1,356)	(10)	(1,356)
Net cash (used in) provided by investing activities	(60)	(1,251)	(140)	(1,127)	337	(280)	(1,311)	57
Cash flows from financing activities								
Proceeds from issuance of long-term debt	-	498	-	-	-	-	498	-
Redemption and repayment of long-term debt	(401)	-	-	-	-	-	(401)	-
Proceeds from issuance of preferred stock	(1) [(1)]	558	-	-	-	-	557	-
Contractholder fund deposits	253	253	258	252	258	257	506	515
Contractholder fund withdrawals	(505)	(492)	(474)	(459)	(474)	(483)	(997)	(957)
Dividends paid on common stock	(163)	(132)	(134)	(134)	(135)	(122)	(295)	(257)
Dividends paid on preferred stock	(29)	(29)	(29)	(29)	(29)	(29)	(58)	(58)
Treasury stock purchases	(568)	(270)	(647)	(191)	(393)	(264)	(838)	(657)
Shares reissued under equity incentive plans, net	18	10	3	24	41	67	28	108
Other	31	62	(10)	6	(56)	3	93	(53)
Net cash (used in) provided by financing activities	(1,365)	458	(1,033)	(531)	(788)	(571)	(907)	(1,359)
Net increase (decrease) in cash	39	(167)	(73)	208	40	6	(128)	46
Cash at beginning of period	450	617	690	482	442	436	617	436
Cash at end of period	$ 489	$ 450	$ 617	$ 690	$ 482	$ 442	$ 489	$ 482

(1) Represents payment of issuance costs for March 29, 2018 preferred stock issuance.

The Allstate Corporation 2Q18 Supplement

10

The Allstate Corporation
Analysis of Deferred Policy Acquisition Costs

($ in millions)

Change in Deferred Policy Acquisition Costs
For the three months ended June 30, 2018

	Beginning balance March 31, 2018	Acquisition costs deferred	Amortization before adjustments [1][2]	Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged [2]	Amortization (acceleration) deceleration for changes in assumptions [2]	Effect of unrealized capital gains and losses	Ending balance June 30, 2018
Allstate Protection	$ 1,484	$ 1,177	$ (1,110)	$ -	$ -	$ -	$ 1,551
Service Businesses	1,123	138	(113)	-	-	-	1,148
Allstate Life							
Traditional life and accident and health	468	18	(10)	-	-	-	476
Interest-sensitive life	760	16	(21)	(4)	-	34	785
Subtotal	1,228	34	(31)	(4)	-	34	1,261
Allstate Benefits							
Traditional life and accident and health	403	32	(31)	-	-	-	404
Interest-sensitive life	139	4	(5)	-	-	1	139
Subtotal	542	36	(36)	-	-	1	543
Allstate Annuities							
Fixed annuity	32	-	(2)	-	-	-	30
Consolidated	$ 4,409	$ 1,385	$ (1,292)	$ (4)	$ -	$ 35	$ 4,533

Change in Deferred Policy Acquisition Costs
For the three months ended June 30, 2017

	Beginning balance March 31, 2017	Acquisition costs deferred	Amortization before adjustments [1][2]	Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged [2]	Amortization (acceleration) deceleration for changes in assumptions [2]	Effect of unrealized capital gains and losses	Ending balance June 30, 2017
Allstate Protection	$ 1,394	$ 1,078	$ (1,032)	$ -	$ -	$ -	$ 1,440
Service Businesses	853	106	(71)	-	-	-	888
Allstate Life							
Traditional life and accident and health	444	18	(10)	-	-	-	452
Interest-sensitive life	735	16	(25)	(4)	-	(32)	690
Subtotal	1,179	34	(35)	(4)	-	(32)	1,142
Allstate Benefits							
Traditional life and accident and health	381	34	(27)	-	-	-	388
Interest-sensitive life	143	5	(6)	-	-	-	142
Subtotal	524	39	(33)	-	-	-	530
Allstate Annuities							
Fixed annuity	38	-	(1)	-	-	-	37
Consolidated	$ 3,988	$ 1,257	$ (1,172)	$ (4)	$ -	$ (32)	$ 4,037

[1] Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and valuation changes on embedded derivatives not hedged and amortization acceleration/deceleration for changes in assumptions.

[2] Included as a component of amortization of DAC on the Condensed Consolidated Statements of Operations.

The Allstate Corporation 2Q18 Supplement 11

The Allstate Corporation
Analysis of Deferred Policy Acquisition Costs

($ in millions)

	Change in Deferred Policy Acquisition Costs For the six months ended June 30, 2018							Reconciliation of Deferred Policy Acquisition Costs as of June 30, 2018		
	Beginning balance Dec. 31, 2017	Acquisition costs deferred	Amortization before adjustments [1][2]	Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged [2]	Amortization (acceleration) deceleration for changes in assumptions [2]	Effect of unrealized capital gains and losses	Ending balance June 30, 2018	DAC before impact of unrealized capital gains and losses	Impact of unrealized capital gains and losses	DAC after impact of unrealized capital gains and losses
Allstate Protection	$ 1,510	$ 2,239	$ (2,198)	$ -	$ -	$ -	$ 1,551	$ 1,551	$ -	$ 1,551
Service Businesses	954	417 [3]	(223) [3]	-	-	-	1,148	1,148	-	1,148
Allstate Life										
Traditional life and accident and health	465	32	(21)	-	-	-	476	476	-	476
Interest-sensitive life	687	32	(41)	(6)	-	113	785	857	(72)	785
Subtotal	1,152	64	(62)	(6)	-	113	1,261	1,333	(72)	1,261
Allstate Benefits										
Traditional life and accident and health	403	67	(66)	-	-	-	404	404	-	404
Interest-sensitive life	139	9	(11)	-	-	2	139	139	-	139
Subtotal	542	76	(77)	-	-	2	543	543	-	543
Allstate Annuities										
Fixed annuity	33	-	(3)	-	-	-	30	30	-	30
Consolidated	$ 4,191	$ 2,796	$ (2,563)	$ (6)	$ -	$ 115	$ 4,533	$ 4,605	$ (72)	$ 4,533

	Change in Deferred Policy Acquisition Costs For the six months ended June 30, 2017							Reconciliation of Deferred Policy Acquisition Costs as of June 30, 2017		
	Beginning balance Dec. 31, 2016	Acquisition costs deferred	Amortization before adjustments [1][2]	Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged [2]	Amortization (acceleration) deceleration for changes in assumptions [2]	Effect of unrealized capital gains and losses	Ending balance June 30, 2017	DAC before impact of unrealized capital gains and losses	Impact of unrealized capital gains and losses	DAC after impact of unrealized capital gains and losses
Allstate Protection	$ 1,432	$ 2,062	$ (2,054)	$ -	$ -	$ -	$ 1,440	$ 1,440	$ -	$ 1,440
Service Businesses	756	271 [4]	(139)	-	-	-	888	888	-	888
Allstate Life										
Traditional life and accident and health	438	33	(19)	-	-	-	452	452	-	452
Interest-sensitive life	762	33	(48)	(8)	-	(49)	690	877	(187)	690
Subtotal	1,200	66	(67)	(8)	-	(49)	1,142	1,329	(187)	1,142
Allstate Benefits										
Traditional life and accident and health	382	68	(62)	-	-	-	388	388	-	388
Interest-sensitive life	144	10	(12)	-	-	-	142	144	(2)	142
Subtotal	526	78	(74)	-	-	-	530	532	(2)	530
Allstate Annuities										
Fixed annuity	40	-	(3)	-	-	-	37	37	-	37
Consolidated	$ 3,954	$ 2,477	$ (2,337)	$ (8)	$ -	$ (49)	$ 4,037	$ 4,226	$ (189)	$ 4,037

[1] Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and valuation changes on embedded derivatives not hedged and amortization acceleration/deceleration for changes in assumptions.
[2] Included as a component of amortization of DAC on the Condensed Consolidated Statements of Operations.
[3] As a result of the adoption of the revenue from contracts with customers accounting standard, SquareTrade recorded an increase of approximately $160 million in acquisition costs deferred and $56 million of amortization before adjustments related to protection plans sold directly to retailers for which SquareTrade is deemed to be the principal in the transaction.
[4] Includes $66 million recorded in connection with the SquareTrade acquisition on January 3, 2017.

The Allstate Corporation 2Q18 Supplement 12

The Allstate Corporation Policies in Force and Other Statistics June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Policies in Force statistics (in thousands) (1) 2018 2018 2017 2017 2017 2017 Allstate Protection Allstate brand Auto 19,810 19,617 19,580 19,513 19,548 19,565 Homeowners 6,121 6,093 6,088 6,071 6,075 6,090 Landlord 688 692 694 697 703 710 Renter 1,612 1,599 1,588 1,578 1,564 1,563 Condominium 664 663 663 662 662 663 Other 1,287 1,276 1,278 1,275 1,270 1,264 Other personal lines 4,251 4,230 4,223 4,212 4,199 4,200 Commercial lines 234 238 245 251 262 272 Total 30,416 30,178 30,136 30,047 30,084 30,127 Esurance brand Auto 1,432 1,399 1,352 1,369 1,388 1,400 Homeowners 88 84 79 76 69 63 Other personal lines 46 45 44 45 47 48 Total 1,566 1,528 1,475 1,490 1,504 1,511 Encompass brand Auto 507 517 530 548 571 595 Homeowners 243 248 254 262 273 284 Other personal lines 81 83 85 88 91 94 Total 831 848 869 898 935 973 Allstate Protection Policies in Force 32,813 32,554 32,480 32,435 32,523 32,611 Service Businesses SquareTrade 44,459 41,806 38,719 34,078 31,258 29,907 Allstate Roadside Services 681 692 699 708 724 743 Allstate Dealer Services 3,959 4,026 4,088 4,130 4,139 4,150 Total 49,099 46,524 43,506 38,916 36,121 34,800 Allstate Life 2,019 2,018 2,026 2,019 2,020 2,017 Allstate Benefits 4,283 4,260 4,033 4,035 4,064 3,992 Allstate Annuities 220 225 231 236 240 246 Total Policies in Force 88,434 85,581 82,276 77,641 74,968 73,666 Agency Data (2) (3) Total Allstate agencies 12,300 12,300 12,400 12,200 12,200 12,200 (4) Licensed sales professionals 25,200 24,700 24,800 23,900 24,000 23,600 (5) Allstate independent agencies 2,600 2,500 2,400 2,400 2,300 2,200 (1) Policy counts are based on items rather than customers. • A multi-car customer would generate multiple item (policy) counts, even if all cars were insured under one policy. • Commercial lines does not reflect individual driver counts for the partnership with Uber that became effective on March 1, 2018. • Non-proprietary products offered by Ivantage (insurance agency) and Answer Financial (independent insurance agency) are not included. • Allstate Roadside Services reflects memberships in force and do not include their wholesale partners as the customer relationship is managed by the wholesale partner. • Allstate Dealer Services reflects service contracts and other products sold in conjunction with auto lending and vehicle sales transactions and do not include their third party administrators ("TPAs") as the customer relationship is managed by the TPAs. • SquareTrade represents active consumer product protection plans. • Allstate Life insurance policies and Allstate Annuities in force reflect the number of contracts in force excluding sold blocks of business that remain on the balance sheet due to the dispositions of the business being effected through reinsurance arrangements. • Allstate Benefits reflects certificate counts as opposed to group counts. (2) Rounded to the nearest hundred. (3) Total Allstate agencies represents exclusive Allstate agencies and financial representatives in the United States and employee producers in Canada. (4) Represents employees of Allstate agencies who are licensed to sell Allstate products. (5) Includes 673 and 703 engaged Allstate independent agencies (“AIAs”) as of June 30, 2018 and December 31, 2017, respectively. Engaged AIAs, as currently determined, include those that achieve a minimum number of new policies written. The Allstate Corporation 2Q18 Supplement 13

The Allstate Corporation
Premiums Written for Allstate Protection and Service Businesses

($ in millions)	Three months ended						Six months ended	
	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	June 30, 2018	June 30, 2017
Allstate Protection								
Allstate brand [1]								
Auto	$ 5,211	$ 5,151	$ 4,956	$ 5,096	$ 4,925	$ 4,882	$ 10,362	$ 9,807
Homeowners	1,949	1,465	1,694	1,921	1,847	1,403	3,414	3,250
Landlord	131	121	132	138	130	120	252	250
Renter	77	69	68	86	75	67	146	142
Condominium	72	59	65	71	68	55	131	123
Other	195	126	145	159	168	126	321	294
Other personal lines	475	375	410	454	441	368	850	809
Commercial lines	172	137	125	116	124	123	309	247
Total	7,807	7,128	7,185	7,587	7,337	6,776	14,935	14,113
Esurance brand								
Auto	430	470	389	427	386	439	900	825
Homeowners	27	21	19	24	20	16	48	36
Other personal lines	2	2	2	2	2	2	4	4
Total	459	493	410	453	408	457	952	865
Encompass brand								
Auto	146	118	128	141	148	125	264	273
Homeowners	108	86	95	108	112	91	194	203
Other personal lines	21	19	20	22	25	20	40	45
Total	275	223	243	271	285	236	498	521
Total Allstate Protection								
Auto	5,787	5,739	5,473	5,664	5,459	5,446	11,526	10,905
Homeowners	2,084	1,572	1,808	2,053	1,979	1,510	3,656	3,489
Other personal lines	498	396	432	478	468	390	894	858
Commercial lines	172	137	125	116	124	123	309	247
Total	8,541	7,844	7,838	8,311	8,030	7,469	16,385	15,499
Discontinued Lines and Coverages	-	-	-	-	-	-	-	-
Total Property-Liability	$ 8,541	$ 7,844	$ 7,838	$ 8,311	$ 8,030	$ 7,469	$ 16,385	$ 15,499
Service Businesses [2]								
SquareTrade	$ 126	$ 130	$ 156	$ 104	$ 85	$ 81	$ 256	$ 166
Allstate Roadside Services	68	65	60	68	66	69	133	135
Allstate Dealer Services	103	92	93	100	108	104	195	212
Total	$ 297	$ 287	$ 309	$ 272	$ 259	$ 254	$ 584	$ 513
Total premiums written	$ 8,838	$ 8,131	$ 8,147	$ 8,583	$ 8,289	$ 7,723	$ 16,969	$ 16,012
Non-Proprietary Premiums								
Ivantage [3]	$ 1,719	$ 1,679	$ 1,643	$ 1,609	$ 1,584	$ 1,566	$ 1,719	$ 1,584
Answer Financial [4]	156	148	137	153	148	153	304	301
[1] Canada premiums included in Allstate brand								
Auto	$ 245	$ 186	$ 196	$ 236	$ 228	$ 171	$ 431	$ 399
Homeowners	77	50	59	69	65	44	127	109
Other personal lines	29	14	15	19	16	12	43	28
Total	$ 351	$ 250	$ 270	$ 324	$ 309	$ 227	$ 601	$ 536

[2] There are no premiums written for Arity, which is part of the Service Businesses segment.

[3] Represents non-proprietary premiums under management as of the end of the period related to personal and commercial line products offered by Ivantage when an Allstate product is not available. Fees for the three and six months ended June 30, 2018 were $43.5 million and $80.7 million, respectively.

[4] Represents non-proprietary premiums written for the period. Commissions earned for the three and six months ended June 30, 2018 were $18.5 million and $35.8 million, respectively.

The Allstate Corporation 2Q18 Supplement 14

The Allstate Corporation

Catastrophe Losses

($ in millions)

	Three months ended						Six months ended	
	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	June 30, 2018	June 30, 2017
Allstate Protection								
Allstate brand								
Auto	$ 160	$ (1)	$ 33	$ 366	$ 208	$ 65	$ 159	$ 273
Homeowners	627	300	480	383	650	575	927	1,225
Other personal lines	46	27	20	65	57	59	73	116
Commercial lines	4	3	2	13	2	7	7	9
Total	837	329	535	827	917	706	1,166	1,623
Esurance brand								
Auto	15	2	-	15	15	4	17	19
Homeowners	14	1	1	2	9	4	15	13
Other personal lines	-	-	-	-	-	-	-	-
Total	29	3	1	17	24	8	32	32
Encompass brand								
Auto	4	1	-	1	7	4	5	11
Homeowners	34	26	59	11	42	61	60	103
Other personal lines	2	2	3	-	3	2	4	5
Total	40	29	62	12	52	67	69	119
Total Allstate Protection								
Auto	179	2	33	382	230	73	181	303
Homeowners	675	327	540	396	701	640	1,002	1,341
Other personal lines	48	29	23	65	60	61	77	121
Commercial lines	4	3	2	13	2	7	7	9
Total	906	361	598	856	993	781	1,267	1,774
Discontinued Lines and Coverages	-	-	-	-	-	-	-	-
Total Property-Liability	$ 906	$ 361	$ 598	$ 856	$ 993	$ 781	$ 1,267	$ 1,774
Service Businesses [1]	$ -	$ -	$ 1	$ 5	$ -	$ -	$ -	$ -
Total catastrophe losses	$ 906	$ 361	$ 599	$ 861	$ 993	$ 781	$ 1,267	$ 1,774

[1] Catastrophe losses relate to Allstate Dealer Services.

The Allstate Corporation 2Q18 Supplement 15

The Allstate Corporation
Property-Liability Results

($ in millions)

	Three months ended						Six months ended	
	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	June 30, 2018	June 30, 2017
Premiums written	$ 8,541	$ 7,844	$ 7,838	$ 8,311	$ 8,030	$ 7,469	$ 16,385	$ 15,499
(Increase) decrease in unearned premiums	(347)	209	139	(456)	(239)	298	(138)	59
Other	(5)	(34)	(6)	41	16	(8)	(39)	8
Premiums earned	8,189	8,019	7,971	7,896	7,807	7,759	16,208	15,566
Other revenue	184	174	170	185	181	167	358	348
Claims and claims expense	(5,704)	(5,058)	(5,190)	(5,441)	(5,607)	(5,328)	(10,762)	(10,935)
Amortization of deferred policy acquisition costs	(1,110)	(1,088)	(1,091)	(1,060)	(1,032)	(1,022)	(2,198)	(2,054)
Operating costs and expenses	(1,118)	(1,067)	(1,127)	(1,084)	(1,033)	(1,018)	(2,185)	(2,051)
Restructuring and related charges	(25)	(21)	(18)	(12)	(51)	(10)	(46)	(61)
Underwriting income	416	959	715	484	265	548	1,375	813
Net investment income	353	337	415	368	387	308	690	695
Income tax expense on operations	(157)	(268)	(373)	(271)	(207)	(268)	(425)	(475)
Realized capital gains and losses, after-tax	(12)	(75)	73	54	56	89	(87)	145
Gain on disposition of operations, after-tax	-	-	2	1	6	-	-	6
Tax Legislation expense	-	-	(65)	-	-	-	-	-
Net income applicable to common shareholders	$ 600	$ 953	$ 767	$ 636	$ 507	$ 677	$ 1,553	$ 1,184
Catastrophe losses	$ 906	$ 361	$ 598	$ 856	$ 993	$ 781	$ 1,267	$ 1,774
Amortization of purchased intangible assets	$ 3	$ 1	$ 2	$ 2	$ 1	$ 2	$ 4	$ 3
Operating ratios								
Claims and claims expense ("loss") ratio	69.6	63.0	65.1	68.9	71.8	68.6	66.4	70.3
Expense ratio [(1)]	25.3	25.0	25.9	25.0	24.8	24.3	25.1	24.5
Combined ratio	94.9	88.0	91.0	93.9	96.6	92.9	91.5	94.8
Loss ratio	69.6	63.0	65.1	68.9	71.8	68.6	66.4	70.3
Less: effect of catastrophe losses	11.1	4.5	7.5	10.9	12.7	10.1	7.8	11.4
effect of prior year non-catastrophe reserve reestimates	(1.7)	(0.7)	(2.2)	(1.6)	(1.0)	(1.3)	(1.1)	(1.1)
Underlying loss ratio *	60.2	59.2	59.8	59.6	60.1	59.8	59.7	60.0
Expense ratio [(1)]	25.3	25.0	25.9	25.0	24.8	24.3	25.1	24.5
Reconciliation of combined ratio to underlying combined ratio								
Combined ratio	94.9	88.0	91.0	93.9	96.6	92.9	91.5	94.8
Effect of catastrophe losses	(11.1)	(4.5)	(7.5)	(10.9)	(12.7)	(10.1)	(7.8)	(11.4)
Effect of prior year non-catastrophe reserve reestimates	1.7	0.7	2.2	1.6	1.0	1.3	1.1	1.1
Effect of amortization of purchased intangible assets	-	-	-	-	-	-	-	-
Underlying combined ratio *	85.5	84.2	85.7	84.6	84.9	84.1	84.8	84.5
Effect of restructuring and related charges on combined ratio	0.3	0.3	0.2	0.2	0.7	0.1	0.3	0.4
Effect of Discontinued Lines and Coverages on combined ratio	-	-	-	1.1	0.1	-	-	0.1

(1) Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 2Q18 Supplement 16

The Allstate Corporation
Property-Liability Underwriting Results by Area of Business

($ in millions)

	Three months ended						Six months ended	
	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	June 30, 2018	June 30, 2017
Property-Liability Underwriting Summary								
Allstate Protection	$ 419	$ 962	$ 719	$ 572	$ 270	$ 550	$ 1,381	$ 820
Discontinued Lines and Coverages	(3)	(3)	(4)	(88)	(5)	(2)	(6)	(7)
Underwriting income	$ 416	$ 959	$ 715	$ 484	$ 265	$ 548	$ 1,375	$ 813
Allstate Protection Underwriting Summary								
Premiums written	$ 8,541	$ 7,844	$ 7,838	$ 8,311	$ 8,030	$ 7,469	$ 16,385	$ 15,499
Premiums earned	$ 8,189	$ 8,019	$ 7,971	$ 7,896	$ 7,807	$ 7,759	$ 16,208	$ 15,566
Other revenue	184	174	170	185	181	167	358	348
Claims and claims expense	(5,702)	(5,055)	(5,187)	(5,353)	(5,604)	(5,326)	(10,757)	(10,930)
Amortization of deferred policy acquisition costs	(1,110)	(1,088)	(1,091)	(1,060)	(1,032)	(1,022)	(2,198)	(2,054)
Operating costs and expenses	(1,117)	(1,067)	(1,126)	(1,084)	(1,031)	(1,018)	(2,184)	(2,049)
Restructuring and related charges	(25)	(21)	(18)	(12)	(51)	(10)	(46)	(61)
Underwriting income	$ 419	$ 962	$ 719	$ 572	$ 270	$ 550	$ 1,381	$ 820
Catastrophe losses	$ 906	$ 361	$ 598	$ 856	$ 993	$ 781	$ 1,267	$ 1,774
Operating ratios								
Loss ratio	69.6	63.0	65.1	67.8	71.8	68.6	66.4	70.2
Expense ratio [(1)]	25.3	25.0	25.9	25.0	24.7	24.3	25.1	24.5
Combined ratio	94.9	88.0	91.0	92.8	96.5	92.9	91.5	94.7
Effect of catastrophe losses on combined ratio	11.1	4.5	7.5	10.9	12.7	10.1	7.8	11.4
Effect of restructuring and related charges on combined ratio	0.3	0.3	0.2	0.2	0.7	0.1	0.3	0.4
Discontinued Lines and Coverages Underwriting Summary								
Premiums written	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Premiums earned	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Claims and claims expense	(2)	(3)	(3)	(88)	(3)	(2)	(5)	(5)
Operating costs and expenses	(1)	-	(1)	-	(2)	-	(1)	(2)
Underwriting loss	$ (3)	$ (3)	$ (4)	$ (88)	$ (5)	$ (2)	$ (6)	$ (7)
Effect of Discontinued Lines and Coverages on the Property-Liability combined ratio	-	-	-	1.1	0.1	-	-	0.1
Allstate Protection Underwriting Income (Loss) by Brand								
Allstate brand	$ 425	$ 957	$ 737	$ 562	$ 308	$ 594	$ 1,382	$ 902
Esurance brand	(9)	3	(1)	(19)	(26)	(10)	(6)	(36)
Encompass brand	4	4	(17)	29	(12)	(33)	8	(45)
Answer Financial	(1)	(2)	-	-	-	(1)	(3)	(1)
Underwriting income	$ 419	$ 962	$ 719	$ 572	$ 270	$ 550	$ 1,381	$ 820

(1) Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 2Q18 Supplement 17

The Allstate Corporation Property-Liability Catastrophe Experience Catastrophe by Size of Event ($ in millions) Three months ended June 30, 2018 Average Number Claims and Combined catastrophe Size of catastrophe of events claims expense ratio impact loss per event Greater than $250 million - - % $ - - % - $ - $101 million to $250 million 1 2.7 162 17.9 2.0 162 $50 million to $100 million 4 10.8 296 32.7 3.6 74 Less than $50 million 32 86.5 371 40.9 4.5 12 Total 37 100. 0% 829 91.5 10.1 22 Prior year reserve reestimates 40 4.4 0.5 Prior quarter reserve reestimates 37 4.1 0.5 Total catastrophe losses $ 906 100.0% 11.1 Six months ended June 30, 2018 Average Number Claims and Combined catastrophe Size of catastrophe of events claims expense ratio impact loss per event Greater than $250 million - - % $ - - % - $ - $101 million to $250 million 3 6.3 396 31.3 2.5 132 $50 million to $100 million 5 10.4 369 29.1 2.3 74 Less than $50 million 40 83.3 458 36.1 2.8 11 Total 48 100. 0% 1,223 96.5 7.6 25 Prior year reserve reestimates 44 3.5 0.2 Total catastrophe losses $ 1,267 100.0% 7.8 Effect of Catastrophe Losses on the Combined Ratio (1) Excludes the effect of catastrophe losses relating to earthquakes and hurricanes Premiums Total Total Effect on the Effect of all catastrophe losses on the combined ratio earned catastrophe catastrophe property and casualty Quarter 1 Quarter 2 Quarter 3 Quarter 4 Year year-to-date losses by year losses by year combined ratio 2009 7.8 12.5 6.2 5.0 7.9 $ 26,194 $ 2,069 $ 2,159 8.2 2010 10.0 9.8 5.9 8.3 8.5 25,957 2,207 2,272 8.8 2011 5.2 36.2 16.7 1.0 14.7 25,942 3,815 3,298 12.7 2012 3.9 12.3 3.1 15.7 8.8 26,737 2,345 1,324 5.0 2013 5.3 9.4 1.8 1.7 4.5 27,618 1,251 1,352 4.9 2014 6.3 13.0 7.1 1.3 6.9 28,929 1,993 2,000 6.9 2015 4.0 10.6 3.5 4.7 5.7 30,309 1,719 1,749 5.8 2016 10.9 12.5 6.2 3.9 8.4 30,727 2,571 2,419 7.9 2017 10.1 12.7 10.9 7.5 10.3 31,433 3,228 2,611 8.3 2018 4.5 11.1 16,208 1,267 1,261 7.8 Average 6.8 14. 0 6.8 5.5 8.4 7.6 (1) Catastrophe losses and the effect on the combined ratio were updated for 2017 and 2016 to remove Service Businesses from the calculation. The periods 2015 through 2009 include historical Property-Liability results, which include Allstate Protection, Discontinued Lines and Coverages and Service Businesses. The effect on the combined ratio is calculated using the total premiums earned. The Allstate Corporation 2Q18 Supplement 18

The Allstate Corporation
Property-Liability Prior Year Reserve Reestimates

($ in millions)

	Three months ended						Six months ended	
	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	June 30, 2018	June 30, 2017
Prior Year Reserve Reestimates [(1)]								
Allstate Protection								
Auto	$ (157)	$ (100)	$ (154)	$ (189)	$ (61)	$ (86)	$ (257)	$ (147)
Homeowners	27	32	(45)	(42)	(20)	(24)	59	(44)
Other personal lines	(12)	(6)	1	-	(9)	9	(18)	-
Commercial lines	45	20	12	7	(2)	2	65	-
Total	(97)	(54)	(186)	(224)	(92)	(99)	(151)	(191)
Discontinued Lines and Coverages	2	3	3	88	3	2	5	5
Total Property-Liability	$ (95)	$ (51)	$ (183)	$ (136)	$ (89)	$ (97)	$ (146)	$ (186)
Allstate Protection by Brand								
Allstate brand	$ (92)	$ (60)	$ (176)	$ (221)	$ (83)	$ (105)	$ (152)	$ (188)
Esurance brand	-	-	-	(1)	(1)	-	-	(1)
Encompass brand	(5)	6	(10)	(2)	(8)	6	1	(2)
Total	$ (97)	$ (54)	$ (186)	$ (224)	$ (92)	$ (99)	$ (151)	$ (191)
Effect of Prior Year Reserve Reestimates on Combined Ratio [(1)(2)]								
Allstate Protection								
Auto	(1.9)	(1.2)	(1.9)	(2.4)	(0.8)	(1.1)	(1.6)	(0.9)
Homeowners	0.3	0.4	(0.6)	(0.5)	(0.3)	(0.3)	0.4	(0.3)
Other personal lines	(0.1)	(0.1)	-	-	(0.1)	0.1	(0.1)	-
Commercial lines	0.5	0.2	0.2	0.1	-	-	0.4	-
Total	(1.2)	(0.7)	(2.3)	(2.8)	(1.2)	(1.3)	(0.9)	(1.2)
Discontinued Lines and Coverages	-	-	-	1.1	0.1	-	-	0.1
Total Property-Liability	(1.2)	(0.7)	(2.3)	(1.7)	(1.1)	(1.3)	(0.9)	(1.1)
Allstate Protection by brand								
Allstate brand	(1.1)	(0.8)	(2.2)	(2.8)	(1.1)	(1.4)	(0.9)	(1.2)
Esurance brand	-	-	-	-	-	-	-	-
Encompass brand	(0.1)	0.1	(0.1)	-	(0.1)	0.1	-	-
Total	(1.2)	(0.7)	(2.3)	(2.8)	(1.2)	(1.3)	(0.9)	(1.2)

(1) Favorable reserve reestimates are shown in parentheses.

(2) Calculated using the total premiums earned for Allstate Protection for the respective period. Discontinued Lines and Coverages does not have premiums earned.

The Allstate Corporation 2Q18 Supplement 19

The Allstate Corporation
Property-Liability Catastrophe Losses included in Prior Year Reserve Reestimates

($ in millions)

	Three months ended						Six months ended	
	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	June 30, 2018	June 30, 2017
Allstate Protection								
Allstate brand								
Auto	$ (5)	$ (27)	$ (1)	$ (5)	$ (1)	$ (7)	$ (32)	$ (8)
Homeowners	41 [3]	27	(4)	(3)	-	1	68	1
Other personal lines	-	(3)	(2)	-	(2)	7	(3)	5
Commercial lines	1	(1)	-	1	(1)	1	-	-
Total	37	(4)	(7)	(7)	(4)	2	33	(2)
Esurance brand								
Auto	-	-	-	-	-	-	-	-
Homeowners	1	-	-	-	(1)	-	1	(1)
Other personal lines	-	-	-	-	-	-	-	-
Total	1	-	-	-	(1)	-	1	(1)
Encompass brand								
Auto	-	-	-	-	(1)	-	-	(1)
Homeowners	2	7	(1)	1	(2)	2	9	-
Other personal lines	-	1	-	(1)	1	-	1	1
Total	2	8	(1)	-	(2)	2	10	-
Total Allstate Protection								
Auto	(5)	(27)	(1)	(5)	(2)	(7)	(32)	(9)
Homeowners	44	34	(5)	(2)	(3)	3	78	-
Other personal lines	-	(2)	(2)	(1)	(1)	7	(2)	6
Commercial lines	1	(1)	-	1	(1)	1	-	-
Total	$ 40	$ 4	$ (8)	$ (7)	$ (7)	$ 4	$ 44	$ (3)
Effect of Catastrophe Losses included in Prior Year Reserve Reestimates on Combined Ratio [1][2]								
Allstate Protection								
Auto	(0.1)	(0.4)	-	(0.1)	-	(0.1)	(0.2)	-
Homeowners	0.6	0.4	(0.1)	-	(0.1)	-	0.4	-
Other personal lines	-	-	-	-	-	0.1	-	-
Commercial lines	-	-	-	-	-	-	-	-
Total	0.5	-	(0.1)	(0.1)	(0.1)	-	0.2	-
Allstate Protection by brand								
Allstate brand	0.5	(0.1)	(0.1)	(0.1)	(0.1)	-	0.2	-
Esurance brand	-	-	-	-	-	-	-	-
Encompass brand	-	0.1	-	-	-	-	-	-
Total	0.5	-	(0.1)	(0.1)	(0.1)	-	0.2	-

[1] Favorable reserve reestimates are shown in parentheses.

[2] Calculated using the total premiums earned for Allstate Protection for the respective period. Discontinued Lines and Coverages does not have premiums earned or incur claims and claims expense related to catastrophes.

[3] Includes $37 million for anticipated Texas Windstorm Insurance Association assessments related to Hurricane Harvey.

The Allstate Corporation 2Q18 Supplement 20

The Allstate Corporation
Allstate Protection Impact of Net Rate Changes Approved on Premiums Written

	Three months ended June 30, 2018 [1]			Three months ended March 31, 2018			Three months ended December 31, 2017		
	Number of locations [7]	Total brand (%) [8]	Location specific (%) [9]	Number of locations	Total brand (%)	Location specific (%)	Number of locations	Total brand (%)	Location specific (%)
Allstate brand									
Auto [2][3][4]	21	0.5	2.5	24	0.3	2.4	25	1.2 [10]	5.4 [10]
Homeowners [5][6]	5	0.1	1.8	14	1.1	4.9	11	0.2	1.5
Esurance brand									
Auto	8	0.5	2.9	3	0.2	4.6	7	0.6	5.0
Homeowners	-	-	-	5	1.7	7.5	4	5.1	14.3
Encompass brand									
Auto	5	1.0	7.9	4	0.3	3.0	8	1.7	5.7
Homeowners	7	0.7	6.1	3	0.1	2.0	7	0.9	4.5

	Three months ended September 30, 2017			Three months ended June 30, 2017			Three months ended March 31, 2017		
	Number of locations	Total brand (%)	Location specific (%)	Number of locations	Total brand (%)	Location specific (%)	Number of locations	Total brand (%)	Location specific (%)
Allstate brand									
Auto [2][3][4]	17	0.4	3.0	23	0.7	3.2	18	1.7 [10]	5.3 [10]
Homeowners [5][6]	8	0.5	5.3	3	0.1	2.0	14	1.0	4.2
Esurance brand									
Auto	16	2.0	5.6	12	1.7	5.6	7	0.7	5.3
Homeowners	-	-	-	-	-	-	-	-	-
Encompass brand									
Auto	8	0.8	4.5	11	2.3	7.5	5	1.4	7.2
Homeowners	6	0.9	6.0	9	2.8	8.9	3	0.2	3.4

[1] Rate changes include changes approved based on our net cost of reinsurance. These rate changes do not reflect initial rates filed for insurance subsidiaries initially writing business. Based on historical premiums written in those 50 states, the District of Columbia and Canadian provinces, rate changes approved for Allstate brand, Esurance brand and Encompass brand for the three month period ending June 30, 2018 are estimated to total $115 million. Rate changes do not include rating plan enhancements, including the introduction of discounts and surcharges that result in no change in the overall rate level in a location.

[2] Impacts of Allstate brand auto effective rate changes as a percentage of total brand prior year-end premiums written were 0.1%, 1.2%, 0.5%, 0.4%, 1.8% and 1.1% for the three months ended June 30, 2018, March 31, 2018, December 31, 2017, September 30, 2017, June 30, 2017 and March 31, 2017, respectively. Rate changes are included in the effective calculations in the period the rate change is effective for renewal contracts.

[3] Allstate brand auto rate changes were 2.4%, 2.6%, 4.0% 4.1%, 4.7% and 7.2% for the trailing twelve months ended June 30, 2018, March 31, 2018, December 31, 2017, September 30, 2017, June 30, 2017 and March 31, 2017, respectively.

[4] Allstate brand auto rate changes were cumulatively $2.3 billion or 12.0% for year-to-date 2018, and 2017 and 2016.

[5] Impacts of Allstate brand homeowners effective rate changes as a percentage of total brand prior year-end premiums written were 0.3%, 1.0%, 0.1%, 0.6%, 0.1% and 0.9% for the three months ended June 30, 2018, March 31, 2018, December 31, 2017, September 30, 2017, June 30, 2017 and March 31, 2017, respectively.

[6] Allstate brand homeowner rate changes were cumulatively $271 million or 4.1% for year-to-date 2018, and 2017 and 2016.

[7] Allstate brand auto and homeowners operates in 50 states, the District of Columbia, and 5 Canadian provinces. Esurance brand auto and homeowners operate in 43 states. In the second quarter of 2018, Esurance brand discontinued its operation in Canada. Encompass brand auto and homeowners operate in 39 states and the District of Columbia.

[8] Represents the impact in the states, the District of Columbia and Canadian provinces where rate changes were approved during the period as a percentage of total brand prior year-end premiums written.

[9] Represents the impact in the states, the District of Columbia and Canadian provinces where rate changes were approved during the period as a percentage of its respective total prior year-end premiums written in those same locations.

[10] Includes a rate increase in California in first and fourth quarter 2017. Excluding California, Allstate brand auto total brand and location specific rate changes were 1.1% and 4.7%, respectively, in first quarter 2017 and 0.5% and 4.2%, respectively, in fourth quarter 2017.

The Allstate Corporation 2Q18 Supplement 21

The Allstate Corporation
Allstate Brand Profitability Measures

($ in millions)

	Three months ended						Six months ended	
	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	June 30, 2018	June 30, 2017
Net premiums written	$ 7,807	$ 7,128	$ 7,185	$ 7,587	$ 7,337	$ 6,776	$ 14,935	$ 14,113
Net premiums earned								
Auto	$ 5,131	$ 5,046	$ 5,003	$ 4,950	$ 4,884	$ 4,839	$ 10,177	$ 9,723
Homeowners	1,742	1,727	1,725	1,707	1,691	1,688	3,469	3,379
Other personal lines	432	420	419	414	411	405	852	816
Commercial lines	165	136	128	124	118	125	301	243
Total	$ 7,470	$ 7,329	$ 7,275	$ 7,195	$ 7,104	$ 7,057	$ 14,799	$ 14,161
Other revenue								
Auto	$ 56	$ 54	$ 53	$ 54	$ 54	$ 53	$ 110	$ 107
Homeowners	11	11	12	10	10	10	22	20
Other personal lines	34	28	30	38	33	26	62	59
Commercial lines	1	2	-	2	3	3	3	6
Other business lines [1]	41	41	39	45	45	39	82	84
Total	$ 143	$ 136	$ 134	$ 149	$ 145	131	$ 279	$ 276
Incurred losses								
Auto	$ 3,437	$ 3,204	$ 3,289	$ 3,455	$ 3,442	$ 3,224	$ 6,641	$ 6,666
Homeowners	1,310	997	1,052	988	1,273	1,194	2,307	2,467
Other personal lines	260	258	226	312	258	265	518	523
Commercial lines	166	108	89	103	86	96	274	182
Total	$ 5,173	$ 4,567	$ 4,656	$ 4,858	$ 5,059	$ 4,779	$ 9,740	$ 9,838
Expenses								
Auto	$ 1,392	$ 1,317	$ 1,363	$ 1,288	$ 1,282	$ 1,216	$ 2,709	$ 2,498
Homeowners	413	410	433	410	381	397	823	778
Other personal lines	148	144	158	158	148	138	292	286
Commercial lines	37	37	37	38	37	36	74	73
Other business lines [1]	25	33	25	30	34	28	58	62
Total	$ 2,015	$ 1,941	$ 2,016	$ 1,924	$ 1,882	$ 1,815	$ 3,956	$ 3,697
Underwriting income (loss)								
Auto	$ 358	$ 579	$ 404	$ 261	$ 214	$ 452	$ 937	$ 666
Homeowners	30	331	252	319	47	107	361	154
Other personal lines	58	46	65	(18)	38	28	104	66
Commercial lines	(37)	(7)	2	(15)	(2)	(4)	(44)	(6)
Other business lines	16	8	14	15	11	11	24	22
Total	$ 425	$ 957	$ 737	$ 562	$ 308	$ 594	$ 1,382	$ 902
Loss ratio	69.2	62.3	64.0	67.5	71.2	67.7	65.8	69.5
Expense ratio [2]	25.1	24.6	25.9	24.7	24.5	23.9	24.9	24.1
Combined ratio	94.3	86.9	89.9	92.2	95.7	91.6	90.7	93.6
Loss ratio	69.2	62.3	64.0	67.5	71.2	67.7	65.8	69.5
Less: effect of catastrophe losses	11.2	4.5	7.4	11.5	12.9	10.0	7.9	11.4
effect of prior year non-catastrophe reserve reestimates	(1.7)	(0.8)	(2.3)	(3.0)	(1.1)	(1.5)	(1.2)	(1.3)
Underlying loss ratio *	59.7	58.6	58.9	59.0	59.4	59.2	59.1	59.4
Expense ratio [2]	25.1	24.6	25.9	24.7	24.5	23.9	24.9	24.1
Reconciliation of combined ratio to underlying combined ratio								
Combined ratio	94.3	86.9	89.9	92.2	95.7	91.6	90.7	93.6
Effect of catastrophe losses	(11.2)	(4.5)	(7.4)	(11.5)	(12.9)	(10.0)	(7.9)	(11.4)
Effect of prior year non-catastrophe reserve reestimates	1.7	0.8	2.3	3.0	1.1	1.5	1.2	1.3
Effect of amortization of purchased intangible assets	-	-	-	-	-	-	-	-
Underlying combined ratio *	84.8	83.2	84.8	83.7	83.9	83.1	84.0	83.5
Effect of prior year reserve reestimates on combined ratio	(1.2)	(0.8)	(2.4)	(3.1)	(1.2)	(1.5)	(1.0)	(1.3)
Effect of advertising expenses on combined ratio	2.0	1.6	2.0	2.1	1.9	2.0	1.8	1.9

[1] Other business lines primarily include Ivantage and represent commissions earned and other costs and expenses.
[2] Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 2Q18 Supplement

22

The Allstate Corporation Allstate Brand Statistics (1) Three months ended Six months ended June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, June 30, June 30, 2018 2018 2017 2017 2017 2017 2018 2017 New Issued Applications (in thousands) (2) Auto 754 714 620 651 639 610 1,468 1,249 Homeowners 223 187 177 198 195 163 410 358 Average Premium - Gross Written ($) (3) Auto 566 564 561 556 544 538 565 541 Homeowners 1,226 1,212 1,206 1,203 1,192 1,187 1,220 1,190 Average Premium - Net Earned ($) (4) Auto 522 516 512 507 499 492 519 496 Homeowners 1,135 1,131 1,131 1,119 1,106 1,106 1,133 1,106 Annualized Average Premium ($) (5) Auto 1,036 1,029 1,022 1,015 999 989 1,027 995 Homeowners 1,138 1,134 1,133 1,125 1,117 1,112 1,133 1,116 Average Underlying Loss (Incurred Pure Premium) and Expense * ($) (6) Auto 961 926 963 925 925 899 939 913 Homeowners 720 720 679 689 668 682 718 675 Renewal Ratio (%) (7) Auto 88.5 88.3 87.8 87.7 87.4 87.4 88.4 87.4 Homeowners 87.7 87.5 87.5 87.5 87.0 87.1 87.6 87.0 Auto Property Damage (% change year-over-year) Gross claim frequency (8) (2.9) (2.5) (4.1) (8.0) (5.2) (3.9) (2.7) (4.6) Paid claim frequency (8) (3.0) (3.0) (5.2) (9.0) (3.4) (3.2) (3.0) (3.3) Paid claim severity (9) 3.7 4.7 6.7 4.9 1.6 4.8 4.2 3.2 Bodily Injury (% change year-over-year) Gross claim frequency (8) (2.7) (2.0) (2.9) (5.6) (4.7) (6.0) (2.3) (5.4) Homeowners Excluding Catastrophe Losses (% change year-over-year) Gross claim frequency (8) 7.1 (1.1) (2.9) (2.6) 6.0 7.6 3.0 6.8 Paid claim frequency (8) 5.9 (4.0) (3.7) (5.4) 7.1 2.3 1.1 4.7 Paid claim severity 5.0 14.4 8.1 8.1 (0.2) 4.1 9.3 1.9 (1) Statistics presented for Allstate brand exclude excess and surplus lines. (2) New Issued Applications: Item counts of automobiles or homeowners insurance applications for insurance policies that were issued during the period, regardless of whether the customer was previously insured by another Allstate Protection brand. Allstate brand includes automobiles added by existing customers when they exceed the number allowed (currently 10) on a policy. (3) Average Premium - Gross Written: Gross premiums written divided by issued item count. Gross premiums written include the impacts from discounts, surcharges and ceded reinsurance premiums and exclude the impacts from mid-term premium adjustments and premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners. (4) Average Premium - Net Earned: Earned premium divided by average policies in force for the period. Earned premium includes the impacts from mid-term premium adjustments and ceded reinsurance, but does not include impacts of premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners. (5) Calculated by annualizing net earned premium reported in the quarter and year-to-date divided by policies in force at quarter end. (6) Average underlying loss (incurred pure premium) and expense is calculated as the underlying combined ratio multiplied by the annualized average premium. (7) Renewal ratio: Renewal policies issued during the period, based on contract effective dates, divided by the total policies issued 6 months prior for auto or 12 months prior for homeowners. (8) Paid claim frequency is calculated as annualized notice counts closed with payment in the period divided by the average of policies in force with the applicable coverage during the period. Gross claim frequency is calculated as annualized notice counts received in the period divided by the average of policies in force with the applicable coverage during the period. Gross claim frequency includes all actual notice counts, regardless of their current status (open or closed) or their ultimate disposition (closed with a payment or closed without payment). Frequency statistics exclude counts associated with catastrophe events. The percent change in paid or gross claim frequency is calculated as the amount of increase or decrease in the paid or gross claim frequency in the current period compared to the same period in the prior year; divided by the prior year paid or gross claim frequency. (9) Paid claim severity is calculated by dividing the sum of paid losses and loss expenses by claims closed with a payment during the period. The percent change in paid claim severity is calculated as the amount of increase or decrease in paid claim severity in the current period compared to the same period in the prior year; divided by the prior year paid claims severity. The Allstate Corporation 2Q18 Supplement 23

The Allstate Corporation Esurance Profitability Measures and Statistics ($ in millions) Three months ended Six months ended June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, June 30, June 30, 2018 2018 2017 2017 2017 2017 2018 2017 Net premiums written $ 459 $ 493 $ 410 $ 453 $ 408 $ 457 $ 952 $ 865 Net premiums earned Auto $ 4 39 $ 411 $ 411 $ 411 $ 411 $ 403 $ 850 $ 814 Homeowners 22 20 19 19 16 14 42 30 Other personal lines 2 2 2 2 2 2 4 4 Total $ 463 $ 433 $ 432 $ 432 $ 429 $ 419 $ 896 $ 848 Other revenue Auto $ 2 0 $ 20 $ 17 $ 17 $ 17 $ 16 $ 40 $ 33 Total $ 20 $ 20 $ 17 $ 17 $ 17 $ 16 $ 40 $ 33 Incurred losses Auto $ 3 34 $ 309 $ 322 $ 322 $ 324 $ 300 $ 643 $ 624 Homeowners 28 11 9 14 21 13 39 34 Other personal lines 2 1 1 1 1 1 3 2 Total $ 364 $ 321 $ 332 $ 337 $ 346 $ 314 $ 685 $ 660 Expenses Auto $ 1 20 $ 121 $ 111 $ 121 $ 117 $ 123 $ 241 $ 240 Homeowners 8 7 6 9 8 8 15 16 Other personal lines - 1 1 1 1 - 1 1 Total $ 128 $ 129 $ 118 $ 131 $ 126 $ 131 $ 257 $ 257 Underwriting income (loss) Auto $ 5 $ 1 $ (5) $ (15) $ (13) $ (4) $ 6 $ (17) Homeowners (14) 2 4 (4) (13) (7) (12) (20) Other personal lines - - - - - 1 - 1 Total $ (9) $ 3 $ (1) $ (19) $ (26) $ (10) $ (6) $ (36) Loss ratio 78.6 7 4.1 76.8 78.0 80.7 74.9 76.5 77.8 Expense ratio (1) 23.3 25.2 23.4 26.4 25.4 27.5 24.2 26.4 Combined ratio 101.9 9 9.3 100.2 104.4 106.1 102.4 100.7 104.2 Loss ratio 78.6 7 4.1 76.8 78.0 80.7 74.9 76.5 77.8 Less: effect of catastrophe losses 6.2 0.7 0.2 3.9 5.6 1.9 3.6 3.7 effect of prior year non-catastrophe reserve reestimates (0.2) - - (0.2) - - (0.1) - Underlying loss ratio * 72.6 73.4 76.6 74.3 75.1 73.0 73.0 74.1 Expense ratio (1) 23.3 25.2 23.4 26.4 25.4 27.5 24.2 26.4 Less: effect of amortization of purchased intangible assets - 0 .2 0.2 0.2 - 0.3 0.1 0.1 Expense ratio, excluding the effect of amortization of purchased intangible assets 23.3 25.0 23.2 26.2 25.4 27.2 24.1 26.3 Reconciliation of combined ratio to underlying combined ratio Combined ratio 101.9 99.3 100.2 104.4 106.1 102.4 100.7 104.2 Effect of catastrophe losses (6.2) (0.7) (0.2) (3.9) (5.6) (1.9) (3.6) (3.7) Effect of prior year non-catastrophe reserve reestimates 0.2 - - 0.2 - - 0.1 - Effect of amortization of purchased intangible assets - (0.2) (0.2) (0.2) - (0.3) (0.1) (0.1) Underlying combined ratio * 95.9 98.4 99.8 100.5 100.5 100.2 97.1 100.4 Effect of prior year reserve reestimates on combined ratio - - - (0.2) (0.2) - - (0.1) Effect of advertising expenses on combined ratio 8.6 8 .1 6.7 9.3 8.6 8.6 8.4 8.6 Policies in Force (in thousands) Auto 1,432 1,399 1,352 1,369 1,388 1,400 1,432 1,388 Homeowners 88 84 79 76 69 63 88 69 Other personal lines 46 4 5 44 45 47 48 46 47 1,566 1,528 1,475 1,490 1,504 1,511 1,566 1,504 New Issued Applications (in thousands) Auto 156 158 105 116 120 143 314 263 Homeowners 9 8 7 10 9 8 17 17 Other personal lines 8 8 6 6 7 8 15 15 173 174 118 132 136 159 346 295 Average Premium - Gross Written ($) Auto (6-month policy) 602 605 586 574 564 571 604 568 Homeowners (12-month policy) 977 970 901 924 910 919 978 915 Renewal Ratio (%) Auto 84.3 83.5 82.2 81.8 81.9 80.4 83.9 81.1 Homeowners 86.2 84.4 85.7 85.8 86.1 83.5 85.4 85.1 (1) Other revenue is deducted from other costs and expenses in the expense ratio calculation. The Allstate Corporation 2Q18 Supplement 24

The Allstate Corporation Encompass Brand Profitability Measures and Statistics ($ in millions) Three months ended Six months ended June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, June 30, June 30, 2018 2018 2017 2017 2017 2017 2018 2017 Net premiums written $ 275 $ 223 $ 243 $ 271 $ 285 $ 236 $ 498 $ 521 Net premiums earned Auto $ 135 $ 134 $ 137 $ 140 $ 143 $ 146 $ 269 $ 289 Homeowners 100 101 104 106 108 113 201 221 Other personal lines 21 22 23 23 23 24 43 47 Total $ 256 $ 257 $ 264 $ 269 $ 274 $ 283 $ 513 $ 557 Other revenue Auto $ 1 $ 1 $ - $ 1 $ 1 $ 1 $ 2 $ 2 Homeowners 1 - 1 - - 1 1 1 Other personal lines - - 1 - - - - - Total $ 2 $ 1 $ 2 $ 1 $ 1 $ 2 $ 3 $ 3 Incurred losses Auto $ 82 $ 86 $ 88 $ 91 $ 105 $ 104 $ 168 $ 209 Homeowners 74 66 100 54 84 108 140 192 Other personal lines 9 15 11 13 10 21 24 31 Total $ 165 $ 167 $ 199 $ 158 $ 199 $ 233 $ 332 $ 432 Expenses Auto $ 46 $ 45 $ 42 $ 44 $ 47 $ 44 $ 91 $ 91 Homeowners 35 34 34 32 34 34 69 68 Other personal lines 8 8 8 7 7 7 16 14 Total $ 89 $ 87 $ 84 $ 83 $ 88 $ 85 $ 176 $ 173 Underwriting income (loss) Auto $ 8 $ 4 $ 7 $ 6 $ (8) $ (1) $ 12 $ (9) Homeowners (8) 1 (29) 20 (10) (28) (7) (38) Other personal lines 4 (1) 5 3 6 (4) 3 2 Total $ 4 $ 4 $ (17) $ 29 $ (12) $ (33) $ 8 $ (45) Loss ratio 64.4 65.0 75.4 58.7 72.6 82.4 64.7 77.6 Expense ratio (1) 34.0 33.4 31.0 30.5 31.8 29.3 33.7 30.5 Combined ratio 98.4 98.4 106.4 89.2 104.4 111.7 98.4 108.1 Loss ratio 64.4 65.0 75.4 58.7 72.6 82.4 64.7 77.6 Less: effect of catastrophe losses 15.6 11.3 23.4 4.5 19.0 23.7 13.5 21.4 effect of prior year non-catastrophe reserve reestimates (2.7) (0.8) (3.4) (0.8) (2.2) 1.4 (1.8) (0.4) Underlying loss ratio * 51.5 54.5 55.4 55.0 55.8 57.3 53.0 56.6 Expense ratio (1) 34.0 33.4 31.0 30.5 31.8 29.3 33.7 30.5 Reconciliation of combined ratio to underlying combined ratio Combined ratio 98.4 98.4 106.4 89.2 104.4 111.7 98.4 108.1 Effect of catastrophe losses (15.6) (11.3) (23.4) (4.5) (19.0) (23.7) (13.5) (21.4) Effect of prior year non-catastrophe reserve reestimates 2.7 0.8 3.4 0.8 2.2 (1.4) 1.8 0.4 Underlying combined ratio * 85.5 87.9 86.4 85.5 87.6 86.6 86.7 87.1 Effect of prior year reserve reestimates on combined ratio (1.9) 2.3 (3.8) (0.8) (2.9) 2.1 0.2 (0.4) Effect of advertising expenses on combined ratio 0.4 - 0.4 0.4 - - 0.2 - Policies in Force (in thousands) Auto 507 517 530 548 571 595 507 571 Homeowners 243 248 254 262 273 284 243 273 Other personal lines 81 83 85 88 91 94 81 91 831 848 869 898 935 973 831 935 New Issued Applications (in thousands) Auto 19 17 14 13 13 12 36 25 Homeowners 10 8 7 8 8 7 18 15 Average Premium - Gross Written ($) Auto (12-month policy) 1,104 1,116 1,111 1,087 1,065 1,057 1,110 1,062 Homeowners (12-month policy) 1,701 1,698 1,706 1,703 1,667 1,659 1,700 1,664 Renewal Ratio (%) Auto 73.3 72.5 73.2 73.5 73.8 73.0 73.0 73.4 Homeowners 78.9 78.3 78.3 78.7 78.5 78.4 78.7 78.4 (1) Other revenue is deducted from other costs and expenses in the expense ratio calculation. The Allstate Corporation 2Q18 Supplement 25

The Allstate Corporation Auto Profitability Measures by Brand ($ in millions) Three months ended Six months ended June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, June 30, June 30, 2018 2018 2017 2017 2017 2017 2018 2017 Allstate brand auto Net premiums written $ 5,211 $ 5,151 $ 4,956 $ 5,096 $ 4,925 $ 4,882 $ 10,362 $ 9,807 Net premiums earned $ 5,131 $ 5,046 $ 5,003 $ 4,950 $ 4,884 $ 4,839 $ 10,177 $ 9,723 Other revenue 56 54 53 54 54 53 110 107 Incurred losses (3,437) (3,204) (3,289) (3,455) (3,442) (3,224) (6,641) (6,666) Expenses (1,392) (1,317) (1,363) (1,288) (1,282) (1,216) (2,709) (2,498) Underwriting income $ 358 $ 579 $ 404 $ 261 $ 214 $ 452 $ 937 $ 666 Loss ratio 67.0 63.5 65.7 69.8 70.5 66.6 65.3 68.6 Less: effect of catastrophe losses 3.1 - 0.7 7.3 4.2 1.4 1.6 2.8 effect of prior year non-catastrophe reserve reestimates (2.9) (1.5) (3.0) (3.7) (1.2) (1.6) (2.2) (1.4) Underlying loss ratio * 66.8 65.0 68.0 66.2 67.5 66.8 65.9 67.2 (1) Expense ratio 26.0 25.0 26.2 24.9 25.1 24.1 25.5 24.6 Combined ratio 93.0 88.5 91.9 94.7 95.6 90.7 90.8 93.2 Effect of catastrophe losses (3.1) - (0.7) (7.3) (4.2) (1.4) (1.6) (2.8) Effect of prior year non-catastrophe reserve reestimates 2.9 1.5 3.0 3.7 1.2 1.6 2.2 1.4 Underlying combined ratio * 92.8 90.0 94.2 91.1 92.6 90.9 91.4 91.8 Esurance brand auto Net premiums written $ 430 $ 470 $ 389 $ 427 $ 386 $ 439 $ 900 $ 825 Net premiums earned $ 439 $ 411 $ 411 $ 411 $ 411 $ 403 $ 850 $ 814 Other revenue 20 20 17 17 17 16 40 33 Incurred losses (334) (309) (322) (322) (324) (300) (643) (624) Expenses (120) (121) (111) (121) (117) (123) (241) (240) Underwriting income (loss) $ 5 $ 1 $ (5) $ (15) $ (13) $ (4) $ 6 $ (17) Loss ratio 76.1 75.2 78.3 78.3 78.9 74.4 75.7 76.7 Less: effect of catastrophe losses 3.4 0.5 - 3.6 3.6 1.0 2.0 2.4 effect of prior year non-catastrophe reserve reestimates (0.2) 0.3 - - 0.3 - - 0.1 Underlying loss ratio * 72.9 74.4 78.3 74.7 75.0 73.4 73.7 74.2 (1) Expense ratio 22.8 24.6 22.9 25.3 24.3 26.6 23.6 25.4 Combined ratio 98.9 99.8 101.2 103.6 103.2 101.0 99.3 102.1 Effect of catastrophe losses (3.4) (0.5) - (3.6) (3.6) (1.0) (2.0) (2.4) Effect of prior year non-catastrophe reserve reestimates 0.2 (0.3) - - (0.3) - - (0.1) Effect of amortization of purchased intangible assets - (0.2) (0.2) (0.2) - (0.2) (0.1) (0.1) Underlying combined ratio * 95.7 98.8 101.0 99.8 99.3 99.8 97.2 99.5 Encompass brand auto Net premiums written $ 146 $ 118 $ 128 $ 141 $ 148 $ 125 $ 264 $ 273 Net premiums earned $ 135 $ 134 $ 137 $ 140 $ 143 $ 146 $ 269 $ 289 Other revenue 1 1 - 1 1 1 2 2 Incurred losses (82) (86) (88) (91) (105) (104) (168) (209) Expenses (46) (45) (42) (44) (47) (44) (91) (91) Underwriting income (loss) $ 8 $ 4 $ 7 $ 6 $ (8) $ (1) $ 12 $ (9) Loss ratio 60.8 64.2 64.2 65.0 73.4 71.2 62.4 72.3 Less: effect of catastrophe losses 3.0 0.7 - 0.7 4.9 2.8 1.8 3.8 effect of prior year non-catastrophe reserve reestimates (0.8) - (3.6) - - - (0.4) - Underlying loss ratio * 58.6 63.5 67.8 64.3 68.5 68.4 61.0 68.5 (1) Expense ratio 33.3 32.8 30.7 30.7 32.2 29.5 33.1 30.8 Combined ratio 94.1 97.0 94.9 95.7 105.6 100.7 95.5 103.1 Effect of catastrophe losses (3.0) (0.7) - (0.7) (4.9) (2.8) (1.8) (3.8) Effect of prior year non-catastrophe reserve reestimates 0.8 - 3.6 - - - 0.4 - Underlying combined ratio * 91.9 96.3 98.5 95.0 100.7 97.9 94.1 99.3 (1) Other revenue is deducted from other costs and expenses in the expense ratio calculation. The Allstate Corporation 2Q18 Supplement 26

The Allstate Corporation
Homeowners Profitability Measures by Brand

($ in millions)

	Three months ended						Six months ended	
	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	June 30, 2018	June 30, 2017
Allstate brand homeowners								
Net premiums written	$ 1,949	$ 1,465	$ 1,694	$ 1,921	$ 1,847	$ 1,403	$ 3,414	$ 3,250
Net premiums earned	$ 1,742	$ 1,727	$ 1,725	$ 1,707	$ 1,691	$ 1,688	$ 3,469	$ 3,379
Other revenue	11	11	12	10	10	10	22	20
Incurred losses	(1,310)	(997)	(1,052)	(988)	(1,273)	(1,194)	(2,307)	(2,467)
Expenses	(413)	(410)	(433)	(410)	(381)	(397)	(823)	(778)
Underwriting income	$ 30	$ 331	$ 252	$ 319	$ 47	$ 107	$ 361	$ 154
Loss ratio	75.2	57.7	61.0	57.9	75.3	70.8	66.5	73.0
Less: effect of catastrophe losses	36.0	17.3	27.8	22.4	38.4	34.1	26.7	36.2
effect of prior year non-catastrophe reserve reestimates	(1.0)	-	(2.3)	(2.3)	(1.0)	(1.7)	(0.5)	(1.3)
Underlying loss ratio *	40.2	40.4	35.5	37.8	37.9	38.4	40.3	38.1
Expense ratio [(1)]	23.1	23.1	24.4	23.4	21.9	22.9	23.1	22.4
Combined ratio	98.3	80.8	85.4	81.3	97.2	93.7	89.6	95.4
Effect of catastrophe losses	(36.0)	(17.3)	(27.8)	(22.4)	(38.4)	(34.1)	(26.7)	(36.2)
Effect of prior year non-catastrophe reserve reestimates	1.0	-	2.3	2.3	1.0	1.7	0.5	1.3
Underlying combined ratio *	63.3	63.5	59.9	61.2	59.8	61.3	63.4	60.5
Esurance brand homeowners								
Net premiums written	$ 27	$ 21	$ 19	$ 24	$ 20	$ 16	$ 48	$ 36
Net premiums earned	$ 22	$ 20	$ 19	$ 19	$ 16	$ 14	$ 42	$ 30
Incurred losses	(28)	(11)	(9)	(14)	(21)	(13)	(39)	(34)
Expenses	(8)	(7)	(6)	(9)	(8)	(8)	(15)	(16)
Underwriting (loss) income	$ (14)	$ 2	$ 4	$ (4)	$ (13)	$ (7)	$ (12)	$ (20)
Loss ratio	127.3	55.0	47.3	73.7	131.3	92.9	92.9	113.4
Less: effect of catastrophe losses	63.6	5.0	5.2	10.5	56.3	28.6	35.7	43.4
effect of prior year non-catastrophe reserve reestimates	-	(5.0)	-	(5.2)	-	-	(2.3)	-
Underlying loss ratio *	63.7	55.0	42.1	68.4	75.0	64.3	59.5	70.0
Expense ratio [(1)]	36.3	35.0	31.6	47.4	50.0	57.1	35.7	53.3
Combined ratio	163.6	90.0	78.9	121.1	181.3	150.0	128.6	166.7
Effect of catastrophe losses	(63.6)	(5.0)	(5.2)	(10.5)	(56.3)	(28.6)	(35.7)	(43.4)
Effect of prior year non-catastrophe reserve reestimates	-	5.0	-	5.2	-	-	2.3	-
Underlying combined ratio *	100.0	90.0	73.7	115.8	125.0	121.4	95.2	123.3
Encompass brand homeowners								
Net premiums written	$ 108	$ 86	$ 95	$ 108	$ 112	$ 91	$ 194	$ 203
Net premiums earned	$ 100	$ 101	$ 104	$ 106	$ 108	$ 113	$ 201	$ 221
Other revenue	1	-	1	-	-	1	1	1
Incurred losses	(74)	(66)	(100)	(54)	(84)	(108)	(140)	(192)
Expenses	(35)	(34)	(34)	(32)	(34)	(34)	(69)	(68)
Underwriting (loss) income	$ (8)	$ 1	$ (29)	$ 20	$ (10)	$ (28)	$ (7)	$ (38)
Loss ratio	74.0	65.3	96.2	50.9	77.8	95.6	69.7	86.9
Less: effect of catastrophe losses	34.0	25.7	56.7	10.3	38.9	54.0	29.9	46.6
effect of prior year non-catastrophe reserve reestimates	-	(1.0)	1.0	-	-	0.9	(0.5)	0.5
Underlying loss ratio *	40.0	40.6	38.5	40.6	38.9	40.7	40.3	39.8
Expense ratio [(1)]	34.0	33.7	31.7	30.2	31.5	29.2	33.8	30.3
Combined ratio	108.0	99.0	127.9	81.1	109.3	124.8	103.5	117.2
Effect of catastrophe losses	(34.0)	(25.7)	(56.7)	(10.3)	(38.9)	(54.0)	(29.9)	(46.6)
Effect of prior year non-catastrophe reserve reestimates	-	1.0	(1.0)	-	-	(0.9)	0.5	(0.5)
Underlying combined ratio *	74.0	74.3	70.2	70.8	70.4	69.9	74.1	70.1

[(1)] Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 2Q18 Supplement

27

The Allstate Corporation
Other Personal Lines Profitability Measures by Brand [1]

($ in millions)

	Three months ended						Six months ended	
	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	June 30, 2018	June 30, 2017
Allstate brand other personal lines								
Net premiums written	$ 475	$ 375	$ 410	$ 454	$ 441	$ 368	$ 850	$ 809
Net premiums earned	$ 432	$ 420	$ 419	$ 414	$ 411	$ 405	$ 852	$ 816
Other revenue	34	28	30	38	33	26	62	59
Incurred losses	(260)	(258)	(226)	(312)	(258)	(265)	(518)	(523)
Expenses	(148)	(144)	(158)	(158)	(148)	(138)	(292)	(286)
Underwriting income (loss)	$ 58	$ 46	$ 65	$ (18)	$ 38	$ 28	$ 104	$ 66
Loss ratio	60.2	61.4	53.9	75.3	62.8	65.4	60.8	64.1
Less: effect of catastrophe losses	10.7	6.4	4.8	15.7	13.9	14.6	8.6	14.2
effect of prior year non-catastrophe reserve reestimates	(1.4)	(0.7)	1.9	0.7	(0.2)	(0.3)	(1.1)	(0.2)
Underlying loss ratio *	50.9	55.7	47.2	58.9	49.1	51.1	53.3	50.1
Expense ratio [2]	26.4	27.6	30.6	29.0	28.0	27.7	27.0	27.8
Combined ratio	86.6	89.0	84.5	104.3	90.8	93.1	87.8	91.9
Effect of catastrophe losses	(10.7)	(6.4)	(4.8)	(15.7)	(13.9)	(14.6)	(8.6)	(14.2)
Effect of prior year non-catastrophe reserve reestimates	1.4	0.7	(1.9)	(0.7)	0.2	0.3	1.1	0.2
Underlying combined ratio *	77.3	83.3	77.8	87.9	77.1	78.8	80.3	77.9
Esurance brand other personal lines								
Net premiums written	$ 2	$ 2	$ 2	$ 2	$ 2	$ 2	$ 4	$ 4
Net premiums earned	$ 2	$ 2	$ 2	$ 2	$ 2	$ 2	$ 4	$ 4
Other revenue	-	-	-	-	-	-	-	-
Incurred losses	(2)	(1)	(1)	(1)	(1)	(1)	(3)	(2)
Expenses	-	(1)	(1)	(1)	(1)	-	(1)	(1)
Underwriting income	$ -	$ -	$ -	$ -	$ -	$ 1	$ -	$ 1
Loss ratio	100.0	50.0	50.0	50.0	50.0	50.0	75.0	50.0
Less: effect of catastrophe losses	-	-	-	-	-	-	-	-
effect of prior year non-catastrophe reserve reestimates	-	-	-	-	(50.0)	-	-	(25.0)
Underlying loss ratio *	100.0	50.0	50.0	50.0	100.0	50.0	75.0	75.0
Expense ratio [2]	-	50.0	50.0	50.0	50.0	-	25.0	25.0
Combined ratio	100.0	100.0	100.0	100.0	100.0	50.0	100.0	75.0
Effect of catastrophe losses	-	-	-	-	-	-	-	-
Effect of prior year non-catastrophe reserve reestimates	-	-	-	-	50.0	-	-	25.0
Underlying combined ratio *	100.0	100.0	100.0	100.0	150.0	50.0	100.0	100.0
Encompass brand other personal lines								
Net premiums written	$ 21	$ 19	$ 20	$ 22	$ 25	$ 20	$ 40	$ 45
Net premiums earned	$ 21	$ 22	$ 23	$ 23	$ 23	$ 24	$ 43	$ 47
Other revenue	-	-	1	-	-	-	-	-
Incurred losses	(9)	(15)	(11)	(13)	(10)	(21)	(24)	(31)
Expenses	(8)	(8)	(8)	(7)	(7)	(7)	(16)	(14)
Underwriting income (loss)	$ 4	$ (1)	$ 5	$ 3	$ 6	$ (4)	$ 3	$ 2
Loss ratio	42.9	68.2	47.8	56.5	43.5	87.5	55.8	65.9
Less: effect of catastrophe losses	9.5	9.1	13.0	-	13.0	8.3	9.3	10.6
effect of prior year non-catastrophe reserve reestimates	(28.5)	(4.6)	(21.7)	(8.7)	(26.1)	12.6	(16.3)	(6.4)
Underlying loss ratio *	61.9	63.7	56.5	65.2	56.6	66.6	62.8	61.7
Expense ratio [2]	38.1	36.3	30.5	30.5	30.4	29.2	37.2	29.8
Combined ratio	81.0	104.5	78.3	87.0	73.9	116.7	93.0	95.7
Effect of catastrophe losses	(9.5)	(9.1)	(13.0)	-	(13.0)	(8.3)	(9.3)	(10.6)
Effect of prior year non-catastrophe reserve reestimates	28.5	4.6	21.7	8.7	26.1	(12.6)	16.3	6.4
Underlying combined ratio *	100.0	100.0	87.0	95.7	87.0	95.8	100.0	91.5

[1] Other personal lines include renters, condominium, landlord and other personal lines products in Allstate Protection.
[2] Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 2Q18 Supplement 28

The Allstate Corporation
Commercial Lines Profitability Measures [1]

($ in millions)

	Three months ended						Six months ended	
	June 30, 2018 [3]	March 31, 2018 [3]	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	June 30, 2018 [3]	June 30, 2017
Net premiums written	$ 172	$ 137	$ 125	$ 116	$ 124	$ 123	$ 309	$ 247
Net premiums earned	$ 165	$ 136	$ 128	$ 124	$ 118	$ 125	$ 301	$ 243
Other revenue	1	2	-	2	3	3	3	6
Incurred losses	(166)	(108)	(89)	(103)	(86)	(96)	(274)	(182)
Expenses	(37)	(37)	(37)	(38)	(37)	(36)	(74)	(73)
Underwriting (loss) income	$ (37)	$ (7)	$ 2	$ (15)	$ (2)	$ (4)	$ (44)	$ (6)
Loss ratio	100.6	79.4	69.5	83.1	72.9	76.8	91.0	74.9
Expense ratio [2]	21.8	25.7	28.9	29.0	28.8	26.4	23.6	27.6
Combined ratio	122.4	105.1	98.4	112.1	101.7	103.2	114.6	102.5
Reconciliation of combined ratio to underlying combined ratio								
Combined ratio	122.4	105.1	98.4	112.1	101.7	103.2	114.6	102.5
Effect of catastrophe losses on combined ratio	(2.4)	(2.2)	(1.6)	(10.5)	(1.7)	(5.6)	(2.3)	(3.7)
Effect of prior year non-catastrophe reserve reestimates	(26.7)	(15.4)	(9.3)	(4.8)	0.8	(0.8)	(21.6)	-
Underlying combined ratio *	93.3	87.5	87.5	96.8	100.8	96.8	90.7	98.8
Effect of prior year reserve reestimates on combined ratio	27.3	14.7	9.3	5.6	(1.7)	1.6	21.6	-
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	0.6	(0.7)	-	0.8	(0.9)	0.8	-	-

[1] Commercial lines are all Allstate brand products.

[2] Other revenue is deducted from other costs and expenses in the expense ratio calculation.

[3] Includes the partnership with Uber that became effective on March 1, 2018 to provide commercial auto insurance coverage in select states.

The Allstate Corporation 2Q18 Supplement

29

The Allstate Corporation
Discontinued Lines and Coverages Reserves

($ in millions)	Three months ended		Twelve months ended December 31,				
(net of reinsurance)	June 30, 2018	March 31, 2018	2017	2016	2015	2014	2013
Asbestos							
Beginning reserves	$ 866	$ 884	$ 912	$ 960	$ 1,014	$ 1,017	$ 1,026
Incurred claims and claims expense	-	-	61	67	39	87	74
Claims and claims expense paid	(10)	(18)	(89)	(115)	(93)	(90)	(83)
Ending reserves	$ 856	$ 866	$ 884	$ 912	$ 960	$ 1,014	$ 1,017
Claims and claims expense paid as a percent of ending reserves	1.2%	2.1%	10.1%	12.6%	9.7%	8.9%	8.2%
Environmental							
Beginning reserves	$ 162	$ 166	$ 179	$ 179	$ 203	$ 208	$ 193
Incurred claims and claims expense	-	-	10	23	1	15	30
Claims and claims expense paid	(3)	(4)	(23)	(23)	(25)	(20)	(15)
Ending reserves	$ 159	$ 162	$ 166	$ 179	$ 179	$ 203	$ 208
Claims and claims expense paid as a percent of ending reserves	1.9%	2.5%	13.9%	12.8%	14.0%	9.9%	7.2%
Other (1)							
Beginning reserves	$ 351	$ 357	$ 354	$ 377	$ 395	$ 421	$ 418
Incurred claims and claims expense	2	3	25	15	13	11	38
Claims and claims expense paid	(5)	(9)	(22)	(38)	(31)	(37)	(35)
Ending reserves	$ 348	$ 351	$ 357	$ 354	$ 377	$ 395	$ 421
Claims and claims expense paid as a percent of ending reserves	1.4%	2.6%	6.2%	10.7%	8.2%	9.4%	8.3%
Total (2)							
Beginning reserves	$ 1,379	$ 1,407	$ 1,445	$ 1,516	$ 1,612	$ 1,646	$ 1,637
Incurred claims and claims expense	2	3	96	105	53	113	142
Claims and claims expense paid	(18)	(31)	(134)	(176)	(149)	(147)	(133)
Ending reserves	$ 1,363	$ 1,379	$ 1,407	$ 1,445	$ 1,516	$ 1,612	$ 1,646
Claims and claims expense paid as a percent of ending reserves	1.3%	2.2%	9.5%	12.2%	9.8%	9.1%	8.1%

(1) Other claims include other mass torts, workers' compensation, commercial and other.

(2) The 3-year survival ratio for the combined asbestos, environmental and other claims was 10.0, 9.2, 9.2, 10.6, 12.0 and 14.2 for the annualized six-months of 2018 and twelve months ended 2017, 2016, 2015, 2014 and 2013, respectively, and is calculated by taking the ending reserves divided by net payments made during the year.

The Allstate Corporation 2Q18 Supplement 30

The Allstate Corporation
Service Businesses Segment Results [1]

($ in millions)	Three months ended						Six months ended	
	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	June 30, 2018	June 30, 2017
Net premiums written	$ 297	$ 287	$ 309	$ 272	$ 259	$ 254	$ 584	$ 513
Net premiums earned	$ 271	$ 267	$ 231	$ 225	$ 211	$ 200	$ 538	$ 411
Intersegment insurance premiums and service fees	29	29	28	26	28	28	58	56
Other revenue	16	16	16	17	17	16	32	33
Net investment income	6	5	5	4	4	3	11	7
Realized capital gains and losses	(2)	(4)	-	-	-	-	(6)	-
Claims and claims expense	(89)	(93)	(90)	(106)	(83)	(90)	(182)	(173)
Amortization of deferred policy acquisition costs	(113)	(110)	(79)	(78)	(71)	(68)	(223)	(139)
Operating costs and expenses	(118)	(119)	(132)	(115)	(116)	(104)	(237)	(220)
Amortization of purchased intangible assets	(20)	(21)	(23)	(23)	(23)	(23)	(41)	(46)
Restructuring and related charges	-	(1)	(11)	(1)	(1)	-	(1)	(1)
Income tax benefit	4	7	150	19	11	13	11	24
Net (loss) income applicable to common shareholders	$ (16)	$ (24)	$ 95	$ (32)	$ (23)	$ (25)	$ (40)	$ (48)
Realized capital gains and losses, after-tax	1	3	-	-	-	-	4	-
Amortization of purchased intangible assets, after-tax	16	16	15	15	15	15	32	30
Tax Legislation benefit	-	-	(134)	-	-	-	-	-
Adjusted net income (loss)	$ 1	$ (5)	$ (24)	$ (17)	$ (8)	$ (10)	$ (4)	$ (18)
Allstate Roadside Services								
Net premiums written	$ 68	$ 65	$ 60	$ 68	$ 66	$ 69	$ 133	$ 135
Net premiums earned	$ 68	$ 64	$ 64	$ 69	$ 67	$ 68	$ 132	$ 135
Intersegment insurance premiums and service fees	8	8	8	7	8	8	16	16
Other revenue	1	2	1	2	2	2	3	4
Net investment income	-	-	-	1	-	-	-	-
Claims and claims expense	(36)	(35)	(35)	(38)	(35)	(32)	(71)	(67)
Amortization of deferred policy acquisition costs	(2)	(1)	(4)	(4)	(4)	(6)	(3)	(10)
Operating costs and other expenses	(45)	(44)	(45)	(44)	(45)	(44)	(89)	(89)
Restructuring and related charges	-	(1)	-	(1)	(1)	-	(1)	(1)
Income tax benefit	1	2	8	3	3	1	3	4
Net loss	$ (5)	$ (5)	$ (3)	$ (5)	$ (5)	$ (3)	$ (10)	$ (8)
Tax Legislation benefit	-	-	(4)	-	-	-	-	-
Adjusted net loss	$ (5)	$ (5)	$ (7)	$ (5)	$ (5)	$ (3)	$ (10)	$ (8)
Allstate Dealer Services								
Net premiums written	$ 103	$ 92	$ 93	$ 100	$ 108	$ 104	$ 195	$ 212
Net premiums earned	$ 82	$ 80	$ 79	$ 78	$ 74	$ 73	$ 162	$ 147
Other revenue	15	14	14	15	15	14	29	29
Net investment income	4	4	4	3	4	3	8	7
Realized capital gains and losses	(1)	(2)	-	-	-	-	(3)	-
Claims and claims expense	(14)	(17)	(18)	(27)	(20)	(22)	(31)	(42)
Amortization of deferred policy acquisition costs	(66)	(64)	(62)	(63)	(57)	(54)	(130)	(111)
Operating costs and other expenses	(16)	(14)	(17)	(13)	(13)	(14)	(30)	(27)
Income tax benefit (expense)	(1)	-	70	3	(1)	-	(1)	(1)
Net income (loss)	$ 3	$ 1	$ 70	$ (4)	$ 2	$ -	$ 4	$ 2
Realized capital gains and losses, after-tax	1	1	-	-	-	-	2	-
Tax Legislation benefit	-	-	(70)	-	-	-	-	-
Adjusted net income (loss)	$ 4	$ 2	$ -	$ (4)	$ 2	$ -	$ 6	$ 2
Arity [2]								
Intersegment service fees	$ 21	$ 21	$ 20	$ 19	$ 20	$ 20	$ 42	$ 40
Operating costs and other expenses	(25)	(26)	(25)	(26)	(27)	(19)	(51)	(46)
Income tax benefit (expense)	1	1	(3)	3	1	-	2	1
Net (loss) income	$ (3)	$ (4)	$ (8)	$ (4)	$ (6)	$ 1	$ (7)	$ (5)
Tax Legislation expense	-	-	2	-	-	-	-	-
Adjusted net (loss) income	$ (3)	$ (4)	$ (6)	$ (4)	$ (6)	$ 1	$ (7)	$ (5)

[1] Service Businesses results include SquareTrade. Further details related to SquareTrade results are on page 32.
[2] There are no premiums written or earned for Arity.

The Allstate Corporation 2Q18 Supplement

31

The Allstate Corporation
SquareTrade Results

($ in millions)

	Three months ended						Six months ended	
	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	June 30, 2018	June 30, 2017
Net premiums written	$ 126	$ 130	$ 156	$ 104	$ 85	$ 81	$ 256	$ 166
Net premiums earned	$ 121 [3]	$ 123 [3]	$ 88	$ 78	$ 70	$ 59	$ 244	$ 129
Other revenue	-	-	1	-	-	-	-	-
Net investment income	2	1	1	-	-	-	3	-
Realized capital gains and losses	(1)	(2)	-	-	-	-	(3)	-
Claims and claims expense	(39)	(41)	(37)	(40)	(29) [4]	(36)	(80)	(65)
Amortization of deferred policy acquisition costs	(45) [3]	(45) [3]	(13)	(11)	(10)	(8)	(90)	(18)
Other costs and expenses	(32)	(35)	(45)	(33)	(30)	(27)	(67)	(57)
Amortization of purchased intangible assets	(20)	(21)	(23)	(23)	(23)	(23)	(41)	(46)
Restructuring and related charges	-	-	(11)	-	-	-	-	-
Income tax benefit	3	4	75	10	8	12	7	20
Net (loss) income applicable to common shareholders	$ (11)	$ (16)	$ 36	$ (19)	$ (14)	$ (23)	$ (27)	$ (37)
Realized capital gains and losses, after-tax	-	2	-	-	-	-	2	-
Amortization of purchased intangible assets, after-tax	16	16	15	15	15	15	32	30
Tax Legislation benefit	-	-	(62)	-	-	-	-	-
Adjusted net income (loss)	$ 5	$ 2	$ (11)	$ (4)	$ 1	$ (8)	$ 7	$ (7)
Fair value adjustments, after-tax [1]	2	2	3	2	3	4	4	7
Adjusted net income (loss), excluding purchase accounting adjustments *	$ 7	$ 4	$ (8)	$ (2)	$ 4	$ (4)	$ 11	$ -
Protection Plans in Force (in thousands) [2]	44,459	41,806	38,719	34,078	31,258	29,907	44,459	31,258
New Issued Protection Plans (in thousands)	5,319	5,564	8,210	5,122	3,586	3,840	10,883	7,426

[1] In connection with the acquisition, purchase accounting adjustments made to record the acquired assets and liabilities at their fair value for unearned premiums, contractual liability insurance policy premium expenses, and commissions paid to retailers recorded as of the acquisition date are recognized over the life of the in force contracts or approximately three years.

[2] Protection plan terms generally range between one and five years with an average term of three years.

[3] As a result of the adoption of the revenue from contracts with customers accounting standard on January 1, 2018, SquareTrade recognized $26 million and $30 million in the second quarter and first quarter of 2018, respectively, of net premiums earned with a corresponding increase in amortization of deferred policy acquisition costs related to protection plans sold directly to retailers for which SquareTrade is deemed to be the principal in the transaction.

[4] Includes a $6 million favorable adjustment for loss experience.

The Allstate Corporation 2Q18 Supplement 32

The Allstate Corporation
Allstate Life Segment Results and Other Statistics

($ in millions)	Three months ended						Six months ended	
	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	June 30, 2018	June 30, 2017
Premiums	$ 149	$ 146	$ 149	$ 141	$ 140	$ 140	$ 295	$ 280
Contract charges	177	181	175	175	179	181	358	360
Other revenue [(1)]	28	26	33	26	28	27	54	55
Net investment income	130	122	127	119	123	120	252	243
Contract benefits	(195)	(205)	(210)	(173)	(187)	(195)	(400)	(382)
Interest credited to contractholder funds	(71)	(70)	(71)	(71)	(71)	(69)	(141)	(140)
Amortization of deferred policy acquisition costs	(31)	(31)	(27)	(25)	(35)	(32)	(62)	(67)
Operating costs and expenses	(88)	(86)	(98)	(82)	(86)	(86)	(174)	(172)
Restructuring and related charges	(2)	-	(1)	(1)	-	-	(2)	-
Income tax expense on operations	(19)	(14)	(20)	(35)	(28)	(27)	(33)	(55)
Adjusted net income	78	69	57	74	63	59	147	122
Realized capital gains and losses, after-tax	(2)	(2)	-	1	-	1	(4)	1
DAC and DSI amortization relating to realized capital gains and losses, after-tax	(3)	(2)	(2)	(2)	(3)	(3)	(5)	(6)
Tax Legislation benefit	-	-	332	-	-	-	-	-
Net income applicable to common shareholders	$ 73	$ 65	$ 387	$ 73	$ 60	$ 57	$ 138	$ 117
Premiums and Contract Charges by Product								
Traditional life insurance premiums	$ 148	$ 146	$ 148	$ 141	$ 139	$ 140	$ 294	$ 279
Accident and health insurance premiums	1	-	1	-	1	-	1	1
Interest-sensitive life insurance contract charges	177	181	175	175	179	181	358	360
Total	$ 326	$ 327	$ 324	$ 316	$ 319	$ 321	$ 653	$ 640
Proprietary Life Insurance Policies Sold by Allstate Agencies [(2)]	31,998	24,771	43,318	28,962	31,447	25,970	56,769	57,417
Policies in Force (in thousands) [(3)]								
Life insurance								
Allstate agencies	1,819	1,816	1,822	1,808	1,806	1,802	1,819	1,806
Closed channels	198	200	202	208	211	212	198	211
Accident and health insurance	2	2	2	3	3	3	2	3
Total	2,019	2,018	2,026	2,019	2,020	2,017	2,019	2,020

(1) Includes gross dealer concessions received in connection with Allstate exclusive agencies and exclusive financial specialists sales of non-proprietary products, including mutual funds, fixed and variable annuities, disability insurance and long-term care insurance.

(2) Policies sold reduced by lapses within twelve months of sale.

(3) Reflect the number of contracts in force.

The Allstate Corporation 2Q18 Supplement 33

The Allstate Corporation
Allstate Life Analysis of Net Income

($ in millions)

	Three months ended						Six months ended	
	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	June 30, 2018	June 30, 2017
Benefit spread								
Premiums	$ 149	$ 146	$ 149	$ 141	$ 140	$ 140	$ 295	$ 280
Cost of insurance contract charges [1]	121	126	119	121	123	124	247	247
Contract benefits	(195)	(205)	(210)	(173)	(187)	(195)	(400)	(382)
Total benefit spread	75	67	58	89	76	69	142	145
Investment spread								
Net investment income	130	122	127	119	123	120	252	243
Interest credited to contractholder funds	(71)	(70)	(71)	(71)	(71)	(69)	(141)	(140)
Total investment spread	59	52	56	48	52	51	111	103
Surrender charges and contract maintenance expense fees [1]	56	55	56	54	56	57	111	113
Other revenue	28	26	33	26	28	27	54	55
Realized capital gains and losses	(3)	(3)	1	2	1	1	(6)	2
Amortization of deferred policy acquisition costs	(35)	(33)	(30)	(29)	(39)	(36)	(68)	(75)
Operating costs and expenses	(88)	(86)	(98)	(82)	(86)	(86)	(174)	(172)
Restructuring and related charges	(2)	-	(1)	(1)	-	-	(2)	-
Income tax (expense) benefit	(17)	(13)	312	(34)	(28)	(26)	(30)	(54)
Net income applicable to common shareholders	$ 73	$ 65	$ 387	$ 73	$ 60	$ 57	$ 138	$ 117
[1] Reconciliation of contract charges								
Cost of insurance contract charges	$ 121	$ 126	$ 119	$ 121	$ 123	$ 124	$ 247	$ 247
Surrender charges and contract maintenance expense fees	56	55	56	54	56	57	111	113
Total contract charges	$ 177	$ 181	$ 175	$ 175	$ 179	$ 181	$ 358	$ 360

The Allstate Corporation 2Q18 Supplement

34

The Allstate Corporation Allstate Life Return on Equity ($ in millions) Twelve months ended June 30, March 31, Dec. 31, 2018 2018 2017 Return on Equity Numerator: (1)(2) Net income applicable to common shareholders $ 598 $ 585 $ 577 Denominator: (2)(3) Ending equity $ 2,556 $ 2,513 $ 2,591 Return on equity 23.4% 23.3% 22.3 % Adjusted Net Income Return on Adjusted Equity * Numerator: (1) Adjusted net income $ 278 $ 263 $ 253 Denominator: (2)(3) Ending equity $ 2,556 $ 2,513 $ 2,591 Less: Unrealized net capital gains and losses 88 142 234 Goodwill 175 175 175 Adjusted ending equity $ 2,293 $ 2,196 $ 2,182 Adjusted net income return on adjusted equity * 12.1% 12.0% 11.6% (1) Net income applicable to common shareholders and adjusted net income reflect a trailing twelve-month period. (2) Includes a $332 million benefit related to Tax Legislation. (3) Ending equity has been used due to the changes in reportable segments, which was effective October 2017. The Allstate Corporation 2Q18 Supplement 35

The Allstate Corporation Allstate Life Reserves and Contractholder Funds ($ in millions) Three months ended Six months ended June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, June 30, June 30, 2018 2018 2017 2017 2017 2017 2018 2017 Reserve for life-contingent contract benefits Traditional life insurance $ 2,482 $ 2,467 $ 2,460 $ 2,426 $ 2,420 $ 2,405 $ 2,482 $ 2,420 Accident and health insurance 169 170 176 178 180 179 169 180 Total $ 2,651 $ 2,637 $ 2,636 $ 2,604 $ 2,600 $ 2,584 $ 2,651 $ 2,600 Contractholders funds, beginning balance $ 7,603 $ 7,608 $ 7,559 $ 7,514 $ 7,497 $ 7,464 $ 7,608 $ 7,464 Deposits 238 240 243 236 243 251 478 494 Interest credited 71 70 71 71 70 70 141 140 Benefits, withdrawals and other adjustments Benefits (56) (59) (58) (54) (66) (63) (115) (129) Surrenders and partial withdrawals (65) (67) (64) (62) (63) (65) (132) (128) Contract charges (175) (176) (177) (175) (176) (176) (351) (352) Net transfers from separate accounts 2 2 1 - 2 1 4 3 Other adjustments 12 (15) 33 29 7 15 (3) 22 Total benefits, withdrawals and other adjustments (282) (315) (265) (262) (296) (288) (597) (584) Contractholder funds, ending balance $ 7,630 $ 7,603 $ 7,608 $ 7,559 $ 7,514 $ 7,497 $ 7,630 $ 7,514 The Allstate Corporation 2Q18 Supplement 36

The Allstate Corporation
Allstate Benefits Segment Results and Other Statistics

($ in millions)	Three months ended						Six months ended	
	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	June 30, 2018	June 30, 2017
Premiums	$ 254	$ 258	$ 244	$ 244	$ 241	$ 241	$ 512	$ 482
Contract charges	29	28	29	29	28	28	57	56
Net investment income	19	19	18	18	19	17	38	36
Contract benefits	(143)	(149)	(143)	(142)	(143)	(136)	(292)	(279)
Interest credited to contractholder funds	(9)	(8)	(9)	(8)	(9)	(9)	(17)	(18)
Amortization of deferred policy acquisition costs	(36)	(41)	(37)	(31)	(33)	(41)	(77)	(74)
Operating costs and expenses	(70)	(72)	(70)	(65)	(64)	(67)	(142)	(131)
Restructuring and related charges	-	-	(2)	(1)	-	-	-	-
Income tax expense on operations	(10)	(7)	(10)	(16)	(14)	(11)	(17)	(25)
Adjusted net income	34	28	20	28	25	22	62	47
Realized capital gains and losses, after-tax	-	(2)	(1)	1	-	-	(2)	-
Tax Legislation benefit	-	-	51	-	-	-	-	-
Net income applicable to common shareholders	$ 34	$ 26	$ 70	$ 29	$ 25	$ 22	$ 60	$ 47
Benefit ratio (1)	50.5	52.1	52.4	52.0	53.2	50.6	51.3	51.9
Operating expense ratio (2)	24.7	25.2	25.6	23.8	23.8	24.9	25.0	24.3

(1) Benefit ratio is contract benefits divided by premiums and contract charges.
(2) Operating expense ratio is operating costs and expenses divided by premiums and contract charges.

The Allstate Corporation 2Q18 Supplement 37

The Allstate Corporation
Allstate Benefits Segment Premium and Other Statistics

($ in millions)

	Three months ended						Six months ended	
	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	June 30, 2018	June 30, 2017
Premiums and Contract Charges by Product								
Life	$ 38	$ 38	$ 40	$ 41	$ 37	$ 37	$ 76	$ 74
Accident	75	74	68	70	71	71	149	142
Critical illness	119	121	117	116	116	119	240	235
Short-term disability	27	27	26	27	25	24	54	49
Other health	24	26	22	19	20	18	50	38
Total	$ 283	$ 286	$ 273	$ 273	$ 269	$ 269	$ 569	$ 538
New Annualized Premium Sales by Product [1]								
Life	$ 11	$ 8	$ 18	$ 10	$ 11	$ 9	$ 19	$ 20
Accident	20	21	55	21	21	25	41	46
Critical illness	23	25	74	22	23	28	48	51
Short-term disability	7	10	13	9	10	29	17	39
Other health	10	12	35	7	8	16	22	24
Total	$ 71	$ 76	$ 195	$ 69	$ 73	$ 107	$ 147	$ 180
Annualized Premium Inforce [2]	$ 1,245	$ 1,237	$ 1,185	$ 1,187	$ 1,193	$ 1,179	$ 1,245	$ 1,193
Policies in Force (in thousands) [3]								
Life insurance	469	468	458	460	466	462	469	466
Accident and health insurance	3,814	3,792	3,575	3,575	3,598	3,530	3,814	3,598
Total	4,283	4,260	4,033	4,035	4,064	3,992	4,283	4,064

(1) New annualized premium sales reflects annualized premiums at initial customer enrollment (including new accounts and new employees or policies of existing accounts), reduced by an estimate for certain policies that are expected to lapse. A significant portion of Allstate Benefits business is seasonally written in the fourth quarter during many clients' annual employee benefits enrollment.

(2) Premium amount paid annually for all active policies, which have not been cancelled.

(3) Individual life and accident and health insurance policies reflect the number of contracts in force. Group life and accident and health insurance reflect certificate counts as opposed to group counts.

The Allstate Corporation 2Q18 Supplement 38

The Allstate Corporation Allstate Benefits Return on Equity ($ in millions) Twelve months ended June 30, March 31, Dec. 31, 2018 2018 2017 Return on Equity Numerator: (1)(2) Net income applicable to common shareholders $ 159 $ 150 $ 146 Denominator: (2)(3) Ending equity $ 826 $ 803 $ 801 Return on equity 19.2% 18.7% 18.2 % Adjusted Net Income Return on Adjusted Equity * Numerator: (1) Adjusted net income $ 110 $ 101 $ 95 Denominator: (2)(3) Ending equity $ 826 $ 803 $ 801 Less: Unrealized net capital gains and losses (3) 8 57 Goodwill 96 96 96 Adjusted ending equity $ 733 $ 699 $ 648 Adjusted net income return on adjusted equity * 15.0% 14.4% 14.7% (1) Net income applicable to common shareholders and adjusted net income reflect a trailing twelve-month period. (2) Includes a $51 million benefit related to Tax Legislation. (3) Ending equity has been used due to the changes in reportable segments, which was effective October 2017. The Allstate Corporation 2Q18 Supplement 39

The Allstate Corporation
Allstate Annuities Segment Results and Other Statistics

($ in millions)

	Three months ended						Six months ended	
	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	June 30, 2018	June 30, 2017
Contract charges	$ 3	$ 3	$ 4	$ 4	$ 3	$ 3	$ 6	$ 6
Net investment income	293	290	338	324	354	289	583	643
Contract benefits	(145)	(150)	(154)	(141)	(156)	(143)	(295)	(299)
Interest credited to contractholder funds	(87)	(87)	(90)	(94)	(93)	(95)	(174)	(188)
Amortization of deferred policy acquisition costs	(2)	(1)	(2)	(2)	(1)	(2)	(3)	(3)
Operating costs and expenses	(9)	(9)	(9)	(9)	(8)	(9)	(18)	(17)
Restructuring and related charges	-	-	-	1	(1)	-	-	(1)
Income tax expense on operations	(9)	(11)	(32)	(28)	(33)	(14)	(20)	(47)
Adjusted net income	44	35	55	55	65	29	79	94
Realized capital gains and losses, after-tax	5	(23)	22	11	(3)	(2)	(18)	(5)
Valuation changes on embedded derivatives not hedged, after-tax	-	4	2	(1)	(1)	-	4	(1)
Gain on disposition of operations, after-tax	1	1	1	1	-	2	2	2
Tax Legislation benefit	-	-	182	-	-	-	-	-
Net income applicable to common shareholders	$ 50	$ 17	$ 262	$ 66	$ 61	$ 29	$ 67	$ 90
Policies in Force (in thousands) [1]								
Deferred annuities	133	137	142	145	148	152	133	148
Immediate annuities	87	88	89	91	92	94	87	92
	220	225	231	236	240	246	220	240

[1] Allstate Annuities in force reflect the number of contracts in force excluding sold blocks of business that remain on the balance sheet due to the dispositions of the business being effected through reinsurance arrangements.

The Allstate Corporation 2Q18 Supplement 40

The Allstate Corporation

Allstate Annuities Analysis of Net Income

($ in millions)

	Three months ended June 30, 2018	Three months ended March 31, 2018	Three months ended Dec. 31, 2017	Three months ended Sept. 30, 2017	Three months ended June 30, 2017	Three months ended March 31, 2017	Six months ended June 30, 2018	Six months ended June 30, 2017
Benefit spread								
Cost of insurance contract charges [1]	$ 1	$ 2	$ 3	$ 3	$ 1	$ 2	$ 3	$ 3
Contract benefits excluding the implied interest on immediate annuities with life contingencies [2]	(22)	(26)	(29)	(17)	(30)	(17)	(48)	(47)
Total benefit spread	(21)	(24)	(26)	(14)	(29)	(15)	(45)	(44)
Investment spread								
Net investment income [3]	293	290	338	324	354	289	583	643
Implied interest on immediate annuities with life contingencies [2]	(123)	(124)	(125)	(124)	(126)	(126)	(247)	(252)
Interest credited to contractholder funds	(85)	(83)	(88)	(95)	(95)	(95)	(168)	(190)
Total investment spread	85	83	125	105	133	68	168	201
Surrender charges and contract maintenance expense fees [1]	2	1	1	1	2	1	3	3
Realized capital gains and losses	6	(29)	33	18	(5)	(2)	(23)	(7)
Amortization of deferred policy acquisition costs	(2)	(1)	(2)	(2)	(1)	(2)	(3)	(3)
Operating costs and expenses	(9)	(9)	(9)	(9)	(8)	(9)	(18)	(17)
Restructuring and related charges	-	-	-	1	(1)	-	-	(1)
Gain on disposition of operations	2	1	1	1	2	2	3	4
Income tax (expense) benefit	(13)	(5)	139	(35)	(32)	(14)	(18)	(46)
Net income applicable to common shareholders	$ 50	$ 17	$ 262	$ 66	$ 61	$ 29	$ 67	$ 90
[1] Reconciliation of contract charges								
Cost of insurance contract charges	$ 1	$ 2	$ 3	$ 3	$ 1	$ 2	$ 3	$ 3
Surrender charges and contract maintenance expense fees	2	1	1	1	2	1	3	3
Total contract charges	$ 3	$ 3	$ 4	$ 4	$ 3	$ 3	$ 6	$ 6
[2] Reconciliation of contract benefits								
Contract benefits excluding the implied interest on immediate annuities with life contingencies	$ (22)	$ (26)	$ (29)	$ (17)	$ (30)	$ (17)	$ (48)	$ (47)
Implied interest on immediate annuities with life contingencies	(123)	(124)	(125)	(124)	(126)	(126)	(247)	(252)
Total contract benefits	$ (145)	$ (150)	$ (154)	$ (141)	$ (156)	$ (143)	$ (295)	$ (299)
[3] Performance-based net investment income	$ 92	$ 97	$ 142	$ 115	$ 137	$ 69	$ 189	$ 206

The Allstate Corporation 2Q18 Supplement

41

The Allstate Corporation Allstate Annuities Return on Equity ($ in millions) Twelve months ended June 30, March 31, Dec. 31, 2018 2018 2017 Return on Equity Numerator: (1)(2) Net income applicable to common shareholders $ 395 $ 406 $ 418 Denominator: (2)(3) Ending equity $ 5,025 $ 5,005 $ 4,947 Return on equity 7.9% 8.1% 8.4 % Adjusted Net Income Return on Adjusted Equity * Numerator: (1) Adjusted net income $ 189 $ 210 $ 204 Denominator: Ending equity (2)(3) $ 5,025 $ 5,005 $ 4,947 Less: Unrealized net capital gains and losses 272 278 607 Adjusted ending equity $ 4,753 $ 4,727 $ 4,340 Adjusted net income return on adjusted equity * 4.0% 4.4% 4.7 % Adjusted net income return on adjusted equity by product Deferred annuities 11.1% 10.5% 11.3 % Immediate annuities 3.2% 3.7% 3.8% (1) Net income applicable to common shareholders and adjusted net income reflect a trailing twelve-month period. (2) Includes a $182 million benefit related to Tax Legislation. (3) Ending equity has been used due to the changes in reportable segments, which was effective October 2017. The Allstate Corporation 2Q18 Supplement 42

The Allstate Corporation
Allstate Annuities Reserves and Contractholder Funds

($ in millions)	Three months ended						Six months ended	
	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	June 30, 2018	June 30, 2017
Reserve for life-contingent contract benefits								
Immediate fixed annuities with life contingencies:								
Sub-standard structured settlements and group pension terminations [1]	$ 5,011	$ 5,135	$ 5,284	$ 5,027	$ 5,034	$ 5,033	$ 5,011	$ 5,034
Standard structured settlements and SPIA [2]	3,469	3,491	3,565	3,525	3,545	3,559	3,469	3,545
Subtotal [3]	8,480	8,626	8,849	8,552	8,579	8,592	8,480	8,579
Other	87	81	85	92	95	101	87	95
Total	$ 8,567	$ 8,707	$ 8,934	$ 8,644	$ 8,674	$ 8,693	$ 8,567	$ 8,674
Contractholder funds								
Deferred fixed annuities	$ 7,630	$ 7,883	$ 8,128	$ 8,341	$ 8,523	$ 8,722	$ 7,630	$ 8,523
Immediate fixed annuities without life contingencies [4]	2,620	2,656	2,700	2,744	2,792	2,831	2,620	2,792
Other	109	104	108	119	113	116	109	113
Total	$ 10,359	$ 10,643	$ 10,936	$ 11,204	$ 11,428	$ 11,669	$ 10,359	$ 11,428
Contractholders funds, beginning balance	$ 10,643	$ 10,936	$ 11,204	$ 11,428	$ 11,669	$ 11,915	$ 10,936	$ 11,915
Deposits	5	4	5	6	6	11	9	17
Interest credited	84	82	88	94	94	94	166	188
Benefits, withdrawals and other adjustments								
Benefits	(148)	(156)	(149)	(163)	(160)	(166)	(304)	(326)
Surrenders and partial withdrawals	(227)	(201)	(197)	(165)	(180)	(181)	(428)	(361)
Contract charges	(1)	(2)	(3)	(3)	(1)	(2)	(3)	(3)
Net transfers from separate accounts	-	-	-	-	-	1	-	1
Other adjustments	3	(20)	(12)	7	-	(3)	(17)	(3)
Total benefits, withdrawals and other adjustments	(373)	(379)	(361)	(324)	(341)	(351)	(752)	(692)
Contractholder funds, ending balance	$ 10,359	$ 10,643	$ 10,936	$ 11,204	$ 11,428	$ 11,669	$ 10,359	$ 11,428

(1) Includes structured settlement annuities for severe injuries or other health impairments which significantly reduced their life expectancy at the time the annuity was issued and group annuity contracts issued to sponsors of terminated pension plans.

(2) Includes life-contingent structured settlement annuities for annuitants with standard life expectancy and single premium immediate annuities with life contingencies.

(3) To the extent that unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, a premium deficiency reserve is recorded for certain immediate annuities with life contingencies. Liabilities of $119 million and $315 million are included in the reserve for life-contingent contract benefits with respect to this deficiency as of March 31, 2018 and December 31, 2017, respectively. The offset to this liability is recorded as a reduction of the unrealized net capital gains included in accumulated other comprehensive income. The liability was zero for all other periods presented.

(4) Includes period certain structured settlements and single premium immediate annuities without life contingencies.

The Allstate Corporation 2Q18 Supplement 43

The Allstate Corporation Corporate and Other Segment Results ($ in millions) Three months ended Six months ended June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, June 30, June 30, 2018 2018 2017 2017 2017 2017 2018 2017 Net investment income $ 23 $ 13 $ 10 $ 10 $ 10 $ 11 $ 36 $ 21 Operating costs and expenses (12) (8) (44) (1) (93) (1) (9) (8) (20) (17) Interest expense (86) (83) (84) (82) (83) (85) (169) (168) Income tax benefit on operations 19 17 43 60 31 30 36 61 Preferred stock dividends (39) (29) (29) (29) (29) (29) (68) (58) Adjusted net loss (95) (90) (104) (134) (80) (81) (185) (161) Realized capital gains and losses, after-tax (9) (1) (4) - - - (10) - Business combination expenses, after-tax - - - (1) - (13) - (13) Goodwill impairment - - (125) - - - - - Tax Legislation expense - - (128) - - - - - Net loss applicable to common shareholders $ (104) $ (91) $ (361) $ (135) $ (80) $ (94) $ (195) $ (174) (1) Includes a pension settlement loss of $36 million and $86 million for the three months ended December 31, 2017 and September 30, 2017, respectively. The Allstate Corporation 2Q18 Supplement 44

The Allstate Corporation
Consolidated Investments

($ in millions)	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017
Consolidated Investments						
Fixed income securities, at fair value:						
Tax-exempt	$ 7,396	$ 6,310	$ 6,010	$ 5,479	$ 5,520	$ 5,164
Taxable	49,495	50,364	52,982	53,912	53,136	53,472
Equity securities [(1)(2)]	6,888	6,986	6,621	6,434	6,117	5,685
Mortgage loans	4,535	4,679	4,534	4,322	4,336	4,349
Limited partnership interests [(3)]	7,679	7,434	6,740	6,600	6,206	5,982
Short-term, at fair value	3,123	3,424	1,944	2,198	2,175	2,753
Other	4,125	4,092	3,972	3,826	3,815	3,738
Total	$ 83,241	$ 83,289	$ 82,803	$ 82,771	$ 81,305	$ 81,143
Fixed income securities, amortized cost:						
Tax-exempt	$ 7,438	$ 6,379	$ 6,011	$ 5,440	$ 5,482	$ 5,165
Taxable	49,312	49,830	51,514	52,168	51,419	52,029
Ratio of fair value to amortized cost	100.2 %	100.8 %	102.6 %	103.1 %	103.1 %	102.5 %
Short-term, amortized cost	$ 3,123	$ 3,424	$ 1,944	$ 2,198	$ 2,175	$ 2,753

(1) Equity securities may include investments in exchange traded and mutual funds whose underlying investments are fixed income securities.
(2) Beginning January 1, 2018, equity securities are reported at fair value with changes in fair value recognized in realized capital gains and losses.
(3) As of June 30, 2018, we have commitments to invest in additional limited partnership interests totaling $3.3 billion.

The Allstate Corporation 2Q18 Supplement 45

The Allstate Corporation
Investments by Segment

($ in millions)

	As of June 30, 2018						
	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Total
Investments by Segment							
Fixed income securities, at fair value:							
Tax-exempt	$ 6,693	$ 2	$ -	$ -	$ 66	$ 635	$ 7,396
Taxable	23,450	799	7,613	1,143	14,134	2,356	49,495
Equity securities [1][2]	4,814	123	84	95	1,666	106	6,888
Mortgage loans	420	-	1,825	201	2,089	-	4,535
Limited partnership interests	4,235	-	-	-	3,443	1	7,679
Short-term, at fair value	1,751	47	395	45	687	198	3,123
Other	1,878	-	1,212	308	727	-	4,125
Total	$ 43,241	$ 971	$ 11,129	$ 1,792	$ 22,812	$ 3,296	$ 83,241
Fixed income securities, amortized cost:							
Tax-exempt	$ 6,737	$ 2	$ -	$ -	$ 66	$ 633	$ 7,438
Taxable	23,758	811	7,426	1,148	13,794	2,375	49,312
Ratio of fair value to amortized cost	98.8 %	98.5 %	102.5 %	99.6 %	102.5 %	99.4 %	100.2 %
Short-term, amortized cost	$ 1,751	$ 47	$ 395	$ 45	$ 687	$ 198	$ 3,123
Fixed income securities portfolio duration (in years) [3]	3.61	3.20	5.66	4.87	4.11	2.48	3.97

(1) Equity securities may include investments in exchange traded and mutual funds whose underlying investments are fixed income securities.

(2) Beginning January 1, 2018, equity securities are reported at fair value with changes in fair value recognized in realized capital gains and losses.

(3) Duration measures the price sensitivity of assets and liabilities to changes in interest rates.

The Allstate Corporation 2Q18 Supplement

46

The Allstate Corporation
Unrealized Net Capital Gains and Losses by Type

($ in millions)

	June 30, 2018			March 31, 2018			December 31, 2017		
	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]
Fixed income securities									
U.S. government and agencies	$ 24	$ 3,206	100.8	$ 33	$ 3,406	101.0	$ 36	$ 3,616	101.0
Municipal	174	9,628	101.8	165	8,569	102.0	275	8,328	103.4
Corporate	(169)	41,415	99.6	152	41,851	100.4	1,030	44,026	102.4
Foreign government	9	926	101.0	11	979	101.1	16	1,021	101.6
Asset-backed securities ("ABS")	1	1,085	100.1	1	1,197	100.1	6	1,272	100.5
Residential mortgage-backed securities ("RMBS")	96	520	122.6	97	550	121.4	98	578	120.4
Commercial mortgage-backed securities ("CMBS")	4	88	104.8	4	99	104.2	4	128	103.2
Redeemable preferred stock	2	23	109.5	2	23	109.5	2	23	109.5
Total fixed income securities	141	56,891	100.2	465	56,674	100.8	1,467	58,992	102.6
Equity securities [2]	-	6,888	n/a	-	6,986	n/a	1,160	6,621	121.2
Short-term investments	-	3,123	100.0	-	3,424	100.0	-	1,944	100.0
Derivatives	(3)	104	n/a	(1)	103	n/a	(1)	127	n/a
EMA limited partnership interests [3]	3	n/a	n/a	1	n/a	n/a	1	n/a	n/a
Unrealized net capital gains and losses, pre-tax	141			465			2,627		
Amounts recognized for:									
Insurance reserves [4]	-			(119)			(315)		
DAC and DSI [5]	(72)			(109)			(196)		
Amounts recognized	(72)			(228)			(511)		
Deferred income taxes	(15)			(50)			(454)		
Unrealized net capital gains and losses, after-tax	$ 54			$ 187			$ 1,662		

	September 30, 2017			June 30, 2017			March 31, 2017		
	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]
Fixed income securities									
U.S. government and agencies	$ 57	$ 3,900	101.5	$ 63	$ 3,426	101.9	$ 66	$ 4,395	101.5
Municipal	310	7,794	104.1	312	7,855	104.1	258	7,507	103.6
Corporate	1,287	44,546	103.0	1,244	44,251	102.9	992	43,535	102.3
Foreign government	16	1,093	101.5	28	1,047	102.7	32	1,027	103.2
ABS	7	1,270	100.6	6	1,243	100.5	3	1,265	100.2
RMBS	99	611	119.3	92	641	116.8	83	672	114.1
CMBS	4	153	102.7	7	170	104.3	5	211	102.4
Redeemable preferred stock	3	24	114.3	3	23	115.0	3	24	114.3
Total fixed income securities	1,783	59,391	103.1	1,755	58,656	103.1	1,442	58,636	102.5
Equity securities [2]	966	6,434	117.7	796	6,117	115.0	659	5,685	113.1
Short-term investments	-	2,198	100.0	-	2,175	100.0	-	2,753	100.0
Derivatives	(2)	101	n/a	(1)	108	n/a	-	108	n/a
EMA limited partnership interests [3]	-	n/a	n/a	(1)	n/a	n/a	-	n/a	n/a
Unrealized net capital gains and losses, pre-tax	2,747			2,549			2,101		
Amounts recognized for:									
Insurance reserves [4]	-			-			-		
DAC and DSI [5]	(203)			(198)			(165)		
Amounts recognized	(203)			(198)			(165)		
Deferred income taxes	(893)			(825)			(680)		
Unrealized net capital gains and losses, after-tax	$ 1,651			$ 1,526			$ 1,256		

(1) The comparison of percentages from period to period may be distorted by investment transactions such as sales, purchases and impairment write-downs.

(2) Due to the adoption of the recognition and measurement accounting standard on January 1, 2018, equity securities are measured at fair value with changes in fair value recognized in realized capital gains and losses.

(3) Unrealized net capital gains and losses for limited partnership interests represent the Company's share of EMA limited partnerships' other comprehensive income. Fair value and amortized cost are not applicable.

(4) The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency. This adjustment primarily relates to structured settlement annuities with life contingencies (a type of immediate fixed annuities).

(5) The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.

The Allstate Corporation 2Q18 Supplement 47

The Allstate Corporation
Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-Tax)

($ in millions)	Three months ended June 30, 2018	Three months ended March 31, 2018	Three months ended Dec. 31, 2017	Three months ended Sept. 30, 2017	Three months ended June 30, 2017	Three months ended March 31, 2017	Six months ended June 30, 2018	Six months ended June 30, 2017
Net Investment Income								
Fixed income securities	$ 509	$ 508	$ 514	$ 519	$ 527	$ 518	$ 1,017	$ 1,045
Equity securities	61	34	44	37	49	44	95	93
Mortgage loans	60	51	49	52	50	55	111	105
Limited partnership interests ("LP")	173	180	293	223	253	120	353	373
Short-term	19	12	9	9	6	6	31	12
Other	68	66	62	58	60	56	134	116
Investment income, before expense	890	851	971	898	945	799	1,741	1,744
Less: Investment expense	(66)	(65)	(58)	(55)	(48)	(51)	(131)	(99)
Net investment income	$ 824	$ 786	$ 913	$ 843	$ 897	$ 748	$ 1,610	$ 1,645
Interest-bearing investments [1]	$ 639	$ 622	$ 623	$ 627	$ 631	$ 625	$ 1,261	$ 1,256
Equity securities	61	34	44	37	49	44	95	93
LP and other alternative investments [2]	190	195	304	234	265	130	385	395
Investment income, before expense	$ 890	$ 851	$ 971	$ 898	$ 945	$ 799	$ 1,741	$ 1,744
Pre-Tax Yields [3]								
Fixed income securities	3.6 %	3.6 %	3.6 %	3.6 %	3.7 %	3.6 %	3.6 %	3.7 %
Equity securities	4.1	2.5	3.2	2.7	3.8	3.5	3.3	3.6
Mortgage loans	5.2	4.4	4.4	4.8	4.6	4.9	4.8	4.8
Limited partnership interests	9.2	10.1	17.5	13.9	16.6	8.1	9.7	12.4
Total portfolio	4.3	4.1	4.8	4.5	4.7	4.0	4.2	4.4
Interest-bearing investments	3.8	3.7	3.7	3.7	3.8	3.7	3.7	3.7
Realized Capital Gains and Losses (Pre-tax) by Transaction Type								
Impairment write-downs [4]	$ (4)	$ (1)	$ (8)	$ (23)	$ (28)	$ (43)	$ (5)	$ (71)
Change in intent write-downs [4]	-	-	(5)	(5)	(22)	(16)	-	(38)
Net other-than-temporary impairment losses recognized in earnings	(4)	(1)	(13)	(28)	(50)	(59)	(5)	(109)
Sales [4]	(75)	(42)	146	148	139	208	(117)	347
Valuation of equity investments [4]	34	(83)	-	-	-	-	(49)	-
Valuation and settlements of derivative instruments	20	(8)	(6)	(17)	(8)	(15)	12	(23)
Total	$ (25)	$ (134)	$ 127	$ 103	$ 81	$ 134	$ (159)	$ 215
Total Return on Investment Portfolio [5]								
Income	1.0 %	0.9 %	1.1 %	1.0 %	1.1 %	0.9 %	1.9 %	2.0 %
Valuation-interest bearing	(0.5)	(1.3)	(0.4)	0.2	0.5	0.3	(1.8)	0.7
Valuation-equity owned	-	(0.1)	0.4	0.3	0.2	0.4	(0.1)	0.7
Total	0.5 %	(0.5) %	1.1 %	1.5 %	1.8 %	1.6 %	- %	3.4 %
Average Investment Balances (in billions) [6]	$ 81.9	$ 81.0	$ 80.1	$ 79.4	$ 78.9	$ 79.5	$ 81.3	$ 79.3

(1) Comprise fixed income securities, mortgage loans, short-term investments, and other investments including bank and agent loans and derivatives.

(2) Comprise limited partnership interests and other alternative investments, including real estate investments classified as other investments.

(3) Quarterly pre-tax yield is calculated as annualized quarterly investment income, before investment expense divided by the average of the current and prior quarter investment balances. Year-to-date pre-tax yield is calculated as annualized year-to-date investment income, before investment expense divided by the average of investment balances at the beginning of the year and the end of each quarter during the year. For the purposes of the pre-tax yield calculation, income for directly held real estate and other consolidated investments is net of investee level expenses (depreciation and asset level operating expenses reported in investment expense). Fixed income securities investment balances exclude unrealized capital gains and losses. Equity securities investment balances use cost in the calculation.

(4) Due to the adoption of the recognition and measurement accounting standard, equity securities are reported at fair value with changes in fair value recognized in valuation of equity investments on January 1, 2018, and are no longer included in impairment write-downs, change in intent write-downs and sales.

(5) Total return on investment portfolio is calculated from GAAP results, including the total of net investment income, realized capital gains and losses, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage loans, cost method limited partnerships for periods prior to 2018, bank loans and agent loans divided by the average fair value balances.

(6) Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the beginning of the year and the end of each quarter during the year. For purposes of the average investment balances calculation, unrealized capital gains and losses on fixed income securities are excluded and equity securities investment balances are at cost.

The Allstate Corporation 2Q18 Supplement 48

The Allstate Corporation
Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-Tax) by Segment

($ in millions)

	Three months ended June 30, 2018						
	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Total
Net Investment Income							
Fixed income securities	$ 223	$ 5	$ 89	$ 12	$ 161	$ 19	$ 509
Equity securities	43	-	1	1	15	1	61
Mortgage loans	4	-	27	2	27	-	60
Limited partnership interests ("LP")	81	-	-	-	92	-	173
Short-term	9	1	2	1	4	2	19
Other	31	-	17	4	14	2	68
Investment income, before expense	391	6	136	20	313	24	890
Less: Investment expense	(38)	-	(6)	(1)	(20)	(1)	(66)
Net investment income	$ 353	$ 6	$ 130	$ 19	$ 293	$ 23	$ 824
Net investment income, after-tax	$ 288	$ 5	$ 106	$ 15	$ 232	$ 18	$ 664
Interest-bearing investments [1]	$ 256	$ 6	$ 135	$ 19	$ 200	$ 23	$ 639
Equity securities	43	-	1	1	15	1	61
LP and other alternative investments [2]	92	-	-	-	98	-	190
Investment income, before expense	$ 391	$ 6	$ 136	$ 20	$ 313	$ 24	$ 890
Pre-Tax Yields [3]							
Fixed income securities	3.0 %	2.4 %	4.8 %	4.2 %	4.5 %	2.7 %	3.6 %
Equity securities	4.0	3.0	3.1	3.1	4.6	6.1	4.1
Mortgage loans	4.0	-	5.7	4.4	5.1	-	5.2
Limited partnership interests	7.8	-	-	-	10.8	n/m	9.2
Total portfolio	3.6	2.5	5.0	4.4	5.5	2.7	4.3
Interest-bearing investments	3.1	2.4	5.0	4.5	4.6	2.6	3.8
Realized Capital Gains and Losses (Pre-tax) by transaction type							
Impairment write-downs [4]	$ (2)	$ -	$ (1)	$ -	$ (1)	$ -	$ (4)
Change in intent write-downs [4]	-	-	-	-	-	-	-
Net other-than-temporary impairment losses recognized in earnings	(2)	-	(1)	-	(1)	-	(4)
Sales [4]	(53)	(2)	(1)	(1)	(10)	(8)	(75)
Valuation of equity investments [4]	27	-	(1)	1	10	(3)	34
Valuation and settlements of derivative instruments	13	-	-	-	7	-	20
Total	$ (15)	$ (2)	$ (3)	$ -	$ 6	$ (11)	$ (25)

n/m = not meaningful

(1) Comprised of fixed income securities, mortgage loans, short-term investments, and other investments including bank and agent loans and derivatives.

(2) Comprised of limited partnership interests and other alternative investments, including real estate investments classified as other investments.

(3) Quarterly pre-tax yield is calculated as annualized quarterly investment income, before investment expense divided by the average of the current and prior quarter investment balances. For the purposes of the pre-tax yield calculation, income for directly held real estate and other consolidated investments is net of investee level expenses (depreciation and asset level operating expenses reported in investment expense). Fixed income securities investment balances exclude unrealized capital gains and losses. Equity securities investment balances use cost in the calculation.

(4) Due to the adoption of the recognition and measurement accounting standard on January 1, 2018, equity securities are reported at fair value with changes in fair value recognized in valuation of equity investments, and are no longer included in impairment write-downs, change in intent write-downs and sales.

The Allstate Corporation 2Q18 Supplement 49

The Allstate Corporation
Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-Tax) by Segment

($ in millions)

	Six months ended June 30, 2018						
	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Total
Net Investment Income							
Fixed income securities	$ 450	$ 9	$ 177	$ 24	$ 326	$ 31	$ 1,017
Equity securities	69	1	1	1	22	1	95
Mortgage loans	8	-	47	4	52	-	111
Limited partnership interests ("LP")	165	-	-	-	188	-	353
Short-term	15	1	4	1	6	4	31
Other	60	-	34	9	28	3	134
Investment income, before expense	767	11	263	39	622	39	1,741
Less: Investment expense	(77)	-	(11)	(1)	(39)	(3)	(131)
Net investment income	$ 690	$ 11	$ 252	$ 38	$ 583	$ 36	$ 1,610
Net investment income, after-tax	$ 563	$ 9	$ 206	$ 30	$ 460	$ 29	$ 1,297
Interest-bearing investments [(1)]	$ 512	$ 10	$ 262	$ 38	$ 401	$ 38	$ 1,261
Equity securities	69	1	1	1	22	1	95
LP and other alternative investments [(2)]	186	-	-	-	199	-	385
Investment income, before expense	$ 767	$ 11	$ 263	$ 39	$ 622	$ 39	$ 1,741
Pre-Tax Yields [(3)]							
Fixed income securities	2.9 %	2.3 %	4.8 %	4.2 %	4.5 %	2.6 %	3.6 %
Equity securities	3.3	2.4	2.7	2.9	3.5	4.3	3.3
Mortgage loans	3.9	-	5.1	4.4	4.8	-	4.8
Limited partnership interests	8.3	-	-	-	11.3	n/m	9.7
Total portfolio	3.5	2.3	4.9	4.4	5.4	2.6	4.2
Interest-bearing investments	3.0	2.3	4.9	4.5	4.6	2.5	3.7
Realized Capital Gains and Losses (Pre-tax) by transaction type							
Impairment write-downs [(4)]	$ (2)	$ -	$ (1)	$ -	$ (2)	$ -	$ (5)
Change in intent write-downs [(4)]	-	-	-	-	-	-	-
Net other-than-temporary impairment losses recognized in earnings	(2)	-	(1)	-	(2)	-	(5)
Sales [(4)]	(88)	(3)	(3)	(1)	(13)	(9)	(117)
Valuation of equity investments [(4)]	(28)	(3)	(2)	(1)	(12)	(3)	(49)
Valuation and settlements of derivative instruments	8	-	-	-	4	-	12
Total	$ (110)	$ (6)	$ (6)	$ (2)	$ (23)	$ (12)	$ (159)

n/m = not meaningful

(1) Comprised of fixed income securities, mortgage loans, short-term investments, and other investments including bank and agent loans and derivatives.

(2) Comprised of limited partnership interests and other alternative investments, including real estate investments classified as other investments.

(3) Year-to-date pre-tax yield is calculated as annualized year-to-date investment income, before investment expense divided by the average of investment balances at the beginning of the year and the end of each quarter during the year. For the purposes of the pre-tax yield calculation, income for directly held real estate and other consolidated investments is net of investee level expenses (depreciation and asset level operating expenses reported in investment expense). Fixed income securities investment balances exclude unrealized capital gains and losses. Equity securities investment balances use cost in the calculation.

(4) Due to the adoption of the recognition and measurement accounting standard on January 1, 2018, equity securities are reported at fair value with changes in fair value recognized in valuation of equity investments, and are no longer included in impairment write-downs, change in intent write-downs and sales.

The Allstate Corporation 2Q18 Supplement 50

The Allstate Corporation
Investment Position and Results by Strategy

($ in millions)	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	June 30, 2018	June 30, 2017
	As of or for the three months ended						As of or for the six months ended	
Market-Based [1]								
Investment Position								
Interest-bearing investments	$ 67,733	$ 67,934	$ 68,648	$ 69,070	$ 68,331	$ 68,836	$ 67,733	$ 68,331
Equity securities [2]	6,670	6,818	6,483	6,336	6,021	5,578	6,670	6,021
LP and other alternative investments [3]	930	828	738	694	591	555	930	591
Total	$ 75,333	$ 75,580	$ 75,869	$ 76,100	$ 74,943	$ 74,969	$ 75,333	$ 74,943
Investment income								
Interest-bearing investments	$ 638	$ 619	$ 620	$ 625	$ 629	$ 624	$ 1,257	$ 1,253
Equity securities	59	34	44	37	45	35	93	80
LP and other alternative investments	-	1	1	1	-	-	1	-
Investment income, before expense	697	654	665	663	674	659	1,351	1,333
Investee level expenses [4]	(1)	(2)	(1)	(1)	(2)	(1)	(3)	(3)
Income for yield calculation	$ 696	$ 652	$ 664	$ 662	$ 672	$ 658	$ 1,348	$ 1,330
Market-based pre-tax yield	3.8 %	3.5 %	3.6 %	3.6 %	3.7 %	3.6 %	3.7 %	3.6 %
Realized capital gains and losses (pre-tax) by transaction type								
Impairment write-downs [5]	$ (3)	$ (1)	$ (8)	$ (7)	$ (19)	$ (36)	$ (4)	$ (55)
Change in intent write-downs [5]	-	-	(5)	(5)	(22)	(16)	-	(38)
Net other-than-temporary impairment losses recognized in earnings	(3)	(1)	(13)	(12)	(41)	(52)	(4)	(93)
Sales [5]	(74)	(42)	141	148	129	208	(116)	337
Valuation of equity investments [5]	15	(83)	-	-	-	-	(68)	-
Valuation and settlements of derivative instruments	1	-	1	(12)	(1)	(10)	1	(11)
Total	$ (61)	$ (126)	$ 129	$ 124	$ 87	$ 146	$ (187)	$ 233
Performance-Based [6]								
Investment Position								
Interest-bearing investments	$ 112	$ 115	$ 120	$ 130	$ 129	$ 108	$ 112	$ 129
Equity securities	218	168	138	98	96	107	218	96
LP and other alternative investments	7,578	7,426	6,676	6,443	6,137	5,959	7,578	6,137
Total	$ 7,908	$ 7,709	$ 6,934	$ 6,671	$ 6,362	$ 6,174	$ 7,908	$ 6,362
Investment income								
Interest-bearing investments	$ 1	$ 3	$ 3	$ 2	$ 2	$ 1	$ 4	$ 3
Equity securities	2	-	-	-	4	9	2	13
LP and other alternative investments	190	194	303	233	265	130	384	395
Investment income, before expense	193	197	306	235	271	140	390	411
Investee level expenses	(17)	(16)	(10)	(8)	(8)	(9)	(33)	(17)
Income for yield calculation	$ 176	$ 181	$ 296	$ 227	$ 263	$ 131	$ 357	$ 394
Performance-based pre-tax yield	9.0 %	9.9 %	17.4 %	14.0 %	16.8 %	8.7 %	9.5 %	12.8 %
Realized capital gains and losses (pre-tax) by transaction type								
Impairment write-downs	$ (1)	$ -	$ -	$ (16)	$ (9)	$ (7)	$ (1)	$ (16)
Change in intent write-downs	-	-	-	-	-	-	-	-
Net other-than-temporary impairment losses recognized in earnings	(1)	-	-	(16)	(9)	(7)	(1)	(16)
Sales	(1)	-	5	-	10	-	(1)	10
Valuation of equity investments	19	-	-	-	-	-	19	-
Valuation and settlements of derivative instruments	19	(8)	(7)	(5)	(7)	(5)	11	(12)
Total	$ 36	$ (8)	$ (2)	$ (21)	$ (6)	$ (12)	$ 28	$ (18)

[1] Market-based strategy seeks to deliver predictable earnings aligned to business needs and take advantage of short-term opportunities primarily through public and private fixed income investments and public equity securities.
[2] Equity securities may include investments in exchange traded and mutual funds whose underlying investments are fixed income securities.
[3] Market-based investments include publicly traded equity securities classified as limited partnerships.
[4] When calculating the pre-tax yields, investee level expenses are netted against income for directly held real estate and other consolidated investments.
[5] Due to the adoption of the recognition and measurement accounting standard on January 1, 2018, equity securities are reported at fair value with changes in fair value recognized in valuation of equity investments, and are no longer included in impairment write-downs, change in intent write-downs and sales.
[6] Performance-based strategy seeks to deliver attractive risk-adjusted returns and supplement market risk with idiosyncratic risk primarily through investments in private equity and real estate.

The Allstate Corporation 2Q18 Supplement

51

The Allstate Corporation
Investment Position and Results by Strategy and Segment

($ in millions)

	As of or for the three months ended June 30, 2018						
	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Total
Market-based [1]							
Investment Position							
Interest-bearing investments	$ 33,512	$ 848	$ 11,045	$ 1,697	$ 17,442	$ 3,189	$ 67,733
Equity securities [2]	4,677	123	84	95	1,585	106	6,670
LP and other alternative investments [3]	701	-	-	-	228	1	930
Total	$ 38,890	$ 971	$ 11,129	$ 1,792	$ 19,255	$ 3,296	$ 75,333
Investment income							
Interest-bearing investments	$ 255	$ 6	$ 135	$ 19	$ 200	$ 23	$ 638
Equity securities	42	-	1	1	14	1	59
LP and other alternative investments	-	-	-	-	-	-	-
Investment income, before expense	297	6	136	20	214	24	697
Investee level expenses [4]	(1)	-	-	-	-	-	(1)
Income for yield calculation	$ 296	$ 6	$ 136	$ 20	$ 214	$ 24	$ 696
Market-based pre-tax yield	3.1 %	2.5 %	5.0 %	4.4 %	4.6 %	2.7 %	3.8 %
Realized capital gains and losses (pre-tax) by transaction type							
Impairment write-downs [5]	$ (1)	$ -	$ (1)	$ -	$ (1)	$ -	$ (3)
Change in intent write-downs [5]	-	-	-	-	-	-	-
Net other-than-temporary impairment losses recognized in earnings	(1)	-	(1)	-	(1)	-	(3)
Sales [5]	(52)	(2)	(1)	(1)	(10)	(8)	(74)
Valuation of equity investments [5]	17	-	(1)	1	1	(3)	15
Valuation and settlements of derivative instruments	2	-	-	-	(1)	-	1
Total	$ (34)	$ (2)	$ (3)	$ -	$ (11)	$ (11)	$ (61)
Performance-based [6]							
Investment Position							
Interest-bearing investments	$ 91	$ -	$ -	$ -	$ 21	$ -	$ 112
Equity securities	137	-	-	-	81	-	218
LP and other alternative investments	4,123	-	-	-	3,455	-	7,578
Total	$ 4,351	$ -	$ -	$ -	$ 3,557	$ -	$ 7,908
Investment income							
Interest-bearing investments	$ 1	$ -	$ -	$ -	$ -	$ -	$ 1
Equity securities	1	-	-	-	1	-	2
LP and other alternative investments	92	-	-	-	98	-	190
Investment income, before expense	94	-	-	-	99	-	193
Investee level expenses	(10)	-	-	-	(7)	-	(17)
Income for yield calculation	$ 84	$ -	$ -	$ -	$ 92	$ -	$ 176
Performance-based pre-tax yield	7.8 %	n/a	n/a	n/a	10.5 %	n/a	9.0 %
Realized capital gains and losses (pre-tax) by transaction type							
Impairment write-downs	$ (1)	$ -	$ -	$ -	$ -	$ -	$ (1)
Change in intent write-downs	-	-	-	-	-	-	-
Net other-than-temporary impairment losses recognized in earnings	(1)	-	-	-	-	-	(1)
Sales	(1)	-	-	-	-	-	(1)
Valuation of equity investments	10	-	-	-	9	-	19
Valuation and settlements of derivative instruments	11	-	-	-	8	-	19
Total	$ 19	$ -	$ -	$ -	$ 17	$ -	$ 36

[1] Market-based strategy seeks to deliver predictable earnings aligned to business needs and take advantage of short-term opportunities primarily through public and private fixed income investments and public equity securities.

[2] Equity securities may include investments in exchange traded and mutual funds whose underlying investments are fixed income securities.

[3] Market-based investments include publicly traded equity securities classified as limited partnerships.

[4] When calculating the pre-tax yields, investee level expenses are netted against income for directly held real estate and other consolidated investments.

[5] Due to the adoption of the recognition and measurement accounting standard on January 1, 2018, equity securities are reported at fair value with changes in fair value recognized in valuation of equity investments, and are no longer included in impairment write-downs, change in intent write-downs and sales.

[6] Performance-based strategy seeks to deliver attractive risk-adjusted returns and supplement market risk with idiosyncratic risk primarily through investments in private equity and real estate.

The Allstate Corporation 2Q18 Supplement

52

The Allstate Corporation
Investment Position and Results by Strategy and Segment

($ in millions)

	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Total
	As of or for the six months ended June 30, 2018						
Market-based [1]							
Investment Position							
Interest-bearing investments	$ 33,512	$ 848	$ 11,045	$ 1,697	$ 17,442	$ 3,189	$ 67,733
Equity securities [2]	4,677	123	84	95	1,585	106	6,670
LP and other alternative investments [3]	701	-	-	-	228	1	930
Total	$ 38,890	$ 971	$ 11,129	$ 1,792	$ 19,255	$ 3,296	$ 75,333
Investment income							
Interest-bearing investments	$ 509	$ 10	$ 262	$ 38	$ 400	$ 38	$ 1,257
Equity securities	68	1	1	1	21	1	93
LP and other alternative investments	1	-	-	-	-	-	1
Investment income, before expense	578	11	263	39	421	39	1,351
Investee level expenses [4]	(3)	-	-	-	-	-	(3)
Income for yield calculation	$ 575	$ 11	$ 263	$ 39	$ 421	$ 39	$ 1,348
Market-based pre-tax yield	3.0 %	2.3 %	4.9 %	4.4 %	4.4 %	2.6 %	3.7 %
Realized capital gains and losses (pre-tax) by transaction type							
Impairment write-downs [5]	$ (1)	$ -	$ (1)	$ -	$ (2)	$ -	$ (4)
Change in intent write-downs [5]	-	-	-	-	-	-	-
Net other-than-temporary impairment losses recognized in earnings	(1)	-	(1)	-	(2)	-	(4)
Sales [5]	(87)	(3)	(3)	(1)	(13)	(9)	(116)
Valuation of equity investments [5]	(38)	(3)	(2)	(1)	(21)	(3)	(68)
Valuation and settlements of derivative instruments	1	-	-	-	-	-	1
Total	$ (125)	$ (6)	$ (6)	$ (2)	$ (36)	$ (12)	$ (187)
Performance-based [6]							
Investment Position							
Interest-bearing investments	$ 91	$ -	$ -	$ -	$ 21	$ -	$ 112
Equity securities	137	-	-	-	81	-	218
LP and other alternative investments	4,123	-	-	-	3,455	-	7,578
Total	$ 4,351	$ -	$ -	$ -	$ 3,557	$ -	$ 7,908
Investment income							
Interest-bearing investments	$ 3	$ -	$ -	$ -	$ 1	$ -	$ 4
Equity securities	1	-	-	-	1	-	2
LP and other alternative investments	185	-	-	-	199	-	384
Investment income, before expense	189	-	-	-	201	-	390
Investee level expenses	(21)	-	-	-	(12)	-	(33)
Income for yield calculation	$ 168	$ -	$ -	$ -	$ 189	$ -	$ 357
Performance-based pre-tax yield	8.2 %	n/a	n/a	n/a	11.1 %	n/a	9.5 %
Realized capital gains and losses (pre-tax) by transaction type							
Impairment write-downs	$ (1)	$ -	$ -	$ -	$ -	$ -	$ (1)
Change in intent write-downs	-	-	-	-	-	-	-
Net other-than-temporary impairment losses recognized in earnings	(1)	-	-	-	-	-	(1)
Sales	(1)	-	-	-	-	-	(1)
Valuation of equity investments	10	-	-	-	9	-	19
Valuation and settlements of derivative instruments	7	-	-	-	4	-	11
Total	$ 15	$ -	$ -	$ -	$ 13	$ -	$ 28

[1] Market-based strategy seeks to deliver predictable earnings aligned to business needs and take advantage of short-term opportunities primarily through public and private fixed income investments and public equity securities.
[2] Equity securities may include investments in exchange traded and mutual funds whose underlying investments are fixed income securities.
[3] Market-based investments include publicly traded equity securities classified as limited partnerships.
[4] When calculating the pre-tax yields, investee level expenses are netted against income for directly held real estate and other consolidated investments.
[5] Due to the adoption of the recognition and measurement accounting standard on January 1, 2018, equity securities are reported at fair value with changes in fair value recognized in valuation of equity investments, and are no longer included in impairment write-downs, change in intent write-downs and sales.
[6] Performance-based strategy seeks to deliver attractive risk-adjusted returns and supplement market risk with idiosyncratic risk primarily through investments in private equity and real estate.

The Allstate Corporation 2Q18 Supplement

53

The Allstate Corporation
Performance-Based Investments

($ in millions)

	As of or for the three months ended						As of or for the six months ended	
	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	June 30, 2018	June 30, 2017
Investment position								
Limited partnerships								
Private equity	$ 5,585	$ 5,437	$ 4,752	$ 4,650	$ 4,333	$ 4,139	$ 5,585	$ 4,333
Real estate	1,207	1,212	1,293	1,296	1,320	1,325	1,207	1,320
PB - limited partnerships	6,792	6,649	6,045	5,946	5,653	5,464	6,792	5,653
Non-LP								
Private equity	300	249	210	170	171	161	300	171
Real estate	816	811	679	555	538	549	816	538
PB - non-LP	1,116	1,060	889	725	709	710	1,116	709
Total								
Private equity	5,885	5,686	4,962	4,820	4,504	4,300	5,885	4,504
Real estate	2,023	2,023	1,972	1,851	1,858	1,874	2,023	1,858
Total PB	$ 7,908	$ 7,709	$ 6,934	$ 6,671	$ 6,362	$ 6,174	$ 7,908	$ 6,362
Investment income								
Limited partnerships								
Private equity	$ 152	$ 177	$ 219	$ 183	$ 209	$ 114	$ 329	$ 323
Real estate	21	3	74	40	44	6	24	50
PB - limited partnerships	173	180	293	223	253	120	353	373
Non-LP								
Private equity	4	2	3	2	5	9	6	14
Real estate	16	15	10	10	13	11	31	24
PB - non-LP	20	17	13	12	18	20	37	38
Total								
Private equity	156	179	222	185	214	123	335	337
Real estate	37	18	84	50	57	17	55	74
Total PB	$ 193	$ 197	$ 306	$ 235	$ 271	$ 140	$ 390	$ 411
Investee level expenses	$ (17)	$ (16)	$ (10)	$ (8)	$ (8)	$ (9)	$ (33)	$ (17)
Realized capital gains and losses								
Limited partnerships								
Private equity	$ (1)	$ -	$ (3)	$ (17)	$ (8)	$ (10)	$ (1)	$ (18)
Real estate	-	-	2	-	4	1	-	5
PB - limited partnerships	(1)	-	(1)	(17)	(4)	(9)	(1)	(13)
Non-LP								
Private equity	34	(8)	(7)	(4)	(11)	(4)	26	(15)
Real estate	3	-	6	-	9	1	3	10
PB - non-LP	37	(8)	(1)	(4)	(2)	(3)	29	(5)
Total								
Private equity	33	(8)	(10)	(21)	(19)	(14)	25	(33)
Real estate	3	-	8	-	13	2	3	15
Total PB	$ 36	$ (8)	$ (2)	$ (21)	$ (6)	$ (12)	$ 28	$ (18)
Pre-Tax Yield	9.0 %	9.9 %	17.4 %	14.0 %	16.8 %	8.7 %	9.5 %	12.8 %
Internal Rate of Return [1]								
10 Year	9.1 %	9.0 %	8.6 %	8.5 %	8.3 %	9.5 %		
5 Year	13.1 %	13.0 %	12.8 %	12.7 %	11.9 %	11.9 %		

(1) The internal rate of return ("IRR") is one of the measures we use to evaluate the performance of these investments. The IRR represents the rate of return on the investments considering the cash flows paid and received and, until the investment is fully liquidated, the estimated value of investment holdings at the end of the measurement period. The calculated IRR for any measurement period is highly influenced by the values of the portfolio at the beginning and end of the period, which reflect the estimated fair values of the investments as of such dates. As a result, the IRR can vary significantly for different measurement periods based on macroeconomic or other events that impact the estimated beginning or ending portfolio value, such as the global financial crisis. Our IRR calculation method may differ from those used by other investors. The timing of the recognition of income in the financial statements may differ significantly from the cash distributions and changes in the value of these investments.

The Allstate Corporation 2Q18 Supplement 54

The Allstate Corporation
Limited Partnership Interests

($ in millions)	As of or for the three months ended					
	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017
Investment position						
Underlying investment						
Private equity	$ 5,585	$ 5,437	$ 4,752	$ 4,650	$ 4,333	$ 4,139
Real estate	1,207	1,212	1,293	1,296	1,320	1,325
Other	887	785	695	654	553	518
Total	$ 7,679	$ 7,434	$ 6,740	$ 6,600	$ 6,206	$ 5,982
Accounting basis						
Equity method ("EMA")	$ 6,029	$ 5,771	$ 5,413	$ 5,261	$ 4,937	$ 4,689
Fair value [(1)]	1,650	1,663	1,327	1,339	1,269	1,293
Total	$ 7,679	$ 7,434	$ 6,740	$ 6,600	$ 6,206	$ 5,982
Approximate cumulative pre-tax appreciation [(2)]	$ 1,366	$ 1,347	$ 854	$ 858	$ 787	$ 611
Investment income						
Underlying investment						
Private equity	$ 152	$ 177	$ 219	$ 183	$ 209	$ 114
Real estate	21	3	74	40	44	6
Other	-	-	-	-	-	-
Total	$ 173	$ 180	$ 293	$ 223	$ 253	$ 120
Accounting basis						
Equity method ("EMA")	143	$ 103	$ 246	$ 159	$ 202	$ 83
Fair value [(1)]	$ 30	77	47	64	51	37
Total	$ 173	$ 180	$ 293	$ 223	$ 253	$ 120

(1) Due to the adoption of the recognition and measurement accounting standard on January 1, 2018, limited partnerships previously reported using the cost method are now reported at fair value with changes in fair value recognized in net investment income. Prior periods continue to reflect cost method.

(2) Beginning January 1, 2018, approximate cumulative pre-tax appreciation includes limited partnerships accounted for under EMA and at fair value. Prior periods included EMA limited partnerships only.

The Allstate Corporation 2Q18 Supplement 55

Definitions of Non-GAAP Measures We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following non-GAAP measures. Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited. Adjusted net income is net income applicable to common shareholders, excluding: • realized capital gains and losses, after-tax, except for periodic settlements and accruals on non-hedge derivative instruments, which are reported with realized capital gains and losses but included in adjusted net income, • valuation changes on embedded derivatives not hedged, after-tax, • amortization of deferred policy acquisition costs ("DAC") and deferred sales inducements (“DSI”), to the extent they resulted from the recognition of certain realized capital gains and losses or valuation changes on embedded derivatives not hedged, after-tax, • business combination expenses and the amortization of purchased intangible assets, after-tax, • gain (loss) on disposition of operations, after-tax, and • adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years. Net income applicable to common shareholders is the GAAP measure that is most directly comparable to adjusted net income. We use adjusted net income as an important measure to evaluate our results of operations. We believe that the measure provides investors with a valuable measure of the Company's ongoing performance because it reveals trends in our insurance and financial service business that may be obscured by the net effect of realized capital gains and losses, valuation changes on embedded derivatives not hedged, business combination expenses and the amortization of purchased intangible assets, gain (loss) on disposition of operations and adjustments for other significant non-recurring, infrequent or unusual items. Realized capital gains and losses, valuation changes on embedded derivatives not hedged and gain (loss) on disposition of operations may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process. Consistent with our intent to protect results or earn additional income, adjusted net income includes periodic settlements and accruals on certain derivative instruments that are reported in realized capital gains and losses because they do not qualify for hedge accounting or are not designated as hedges for accounting purposes. These instruments are used for economic hedges and to replicate fixed income securities, and by including them in adjusted net income, we are appropriately reflecting their trends in our performance and in a manner consistent with the economically hedged investments, product attributes (e.g. net investment income and interest credited to contractholder funds) or replicated investments. Business combination expenses are excluded because they are non-recurring in nature and the amortization of purchased intangible assets is excluded because it relates to the acquisition purchase price and is not indicative of our underlying insurance business results or trends. Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends. Accordingly, adjusted net income excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business. A byproduct of excluding these items to determine adjusted net income is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar items may recur in subsequent periods. Adjusted net income is used by management along with the other components of net income applicable to common shareholders to assess our performance. We use adjusted measures of adjusted net income in incentive compensation. Therefore, we believe it is useful for investors to evaluate net income applicable to common shareholders, adjusted net income and their components separately and in the aggregate when reviewing and evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize adjusted net income results in their evaluation of our and our industry's financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the Company and management's performance. We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses adjusted net income as the denominator. Adjusted net income should not be considered a substitute for net income applicable to common shareholders and does not reflect the overall profitability of our business. A reconciliation of adjusted net income to net income applicable to common shareholders is provided in the schedule, "Contribution to Income". Combined ratio excluding the effect of catastrophes, prior year reserve reestimates and the amortization of purchased intangible assets ("underlying combined ratio") is a non-GAAP ratio, which is computed as the difference between four GAAP operating ratios: the combined ratio, the effect of catastrophes on the combined ratio, the effect of prior year non-catastrophe reserve reestimates on the combined ratio, the effect of amortization of purchased intangible assets on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses, prior year reserve reestimates, amortization of purchased intangible assets. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves. Amortization of purchased intangible assets relates to the acquisition purchase price and is not indicative of our underlying insurance business results or trends. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. We also provide it to facilitate a comparison to our outlook on the underlying combined ratio. The most directly comparable GAAP measure is the combined ratio. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business. A reconciliation of the underlying combined ratio to combined ratio is provided in the schedules "Property-Liability Results", "Allstate Brand Profitability Measures", "Esurance Brand Profitability Measures and Statistics", "Encompass Brand Profitability Measures and Statistics", "Auto Profitability Measures by Brand", "Homeowners Profitability Measures by Brand", "Other Personal Lines Profitability Measures by Brand" and "Commercial Lines Profitability Measures". Average underlying loss (incurred pure premium) and expense is calculated as the underlying combined ratio (a non-GAAP measure) multiplied by the GAAP quarterly earned premium, which is annualized (multiplied by 4) (“average premium”). We believe that this measure is useful to investors and it is used by management for the same reasons noted above for the underlying combined ratio. A reconciliation of average underlying loss and expense is provided in the schedule, "Allstate Brand Statistics". The Allstate Corporation 2Q18 Supplement 56

Definitions of Non-GAAP Measures (continued) Underlying loss ratio is a non-GAAP ratio, which is computed as the difference between three GAAP operating ratios: the loss ratio, the effect of catastrophes on the combined ratio and the effect of prior year non-catastrophe reserve reestimates on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends that may be obscured by catastrophe losses and prior year reserve reestimates. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the loss ratio. The underlying loss ratio should not be considered a substitute for the loss ratio and does not reflect the overall loss ratio of our business. A reconciliation of underlying loss ratio is provided in the schedules "Property-Liability Results", "Historical Property-Liability Results", "Allstate Brand Profitability Measures", "Esurance Brand Profitability Measures and Statistics", "Encompass Brand Profitability Measures and Statistics", "Auto Profitability Measures by Brand", "Homeowners Profitability Measures by Brand" and "Other Personal Lines Profitability Measures by Brand". Adjusted net income return on common shareholders' equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month adjusted net income by the average of common shareholders’ equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses. Return on common shareholders' equity is the most directly comparable GAAP measure. We use adjusted net income as the numerator for the same reasons we use adjusted net income, as discussed above. We use average common shareholders' equity excluding the effect of unrealized net capital gains and losses for the denominator as a representation of common shareholders’ equity primarily attributable to the Company’s earned and realized business operations because it eliminates the effect of items that are unrealized and vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process. We use it to supplement our evaluation of net income applicable to common shareholders and return on common shareholders' equity because it excludes the effect of items that tend to be highly variable from period to period. We believe that this measure is useful to investors and that it provides a valuable tool for investors when considered along with return on common shareholders' equity because it eliminates the after-tax effects of realized and unrealized net capital gains and losses that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management. In addition, it eliminates non-recurring items that are not indicative of our ongoing business or economic trends. A byproduct of excluding the items noted above to determine adjusted net income return on common shareholders' equity from return on common shareholders' equity is the transparency and understanding of their significance to return on common shareholders' equity variability and profitability while recognizing these or similar items may recur in subsequent periods. We use adjusted measures of adjusted net income return on common shareholders' equity in incentive compensation. Therefore, we believe it is useful for investors to have adjusted net income return on common shareholders' equity and return on common shareholders' equity when evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize adjusted net income return on common shareholders' equity results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s utilization of capital. Adjusted net income return on common shareholders' equity should not be considered a substitute for return on common shareholders' equity and does not reflect the overall profitability of our business. A reconciliation of return on common shareholders' equity and adjusted net income return on common shareholders' equity can be found in the schedule, "Return on Common Shareholders' Equity". Adjusted net income return on adjusted equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month adjusted net income by the equity balance, after excluding the effect of unrealized net capital gains and losses and goodwill. Return on equity is the most directly comparable GAAP measure. We use equity excluding the effect of unrealized net capital gains and losses and goodwill for the denominator as a representation of equity primarily attributable to the Company’s earned and realized business operations. Unrealized net capital gains and losses are excluded because they vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process. Goodwill is excluded because it relates to the acquisition purchase price and is not indicative of our underlying business results. We believe it is useful for investors to have adjusted net income return on adjusted equity when evaluating our performance as it represents a reliable, representative and consistent measurement of the company and management’s utilization of capital. Adjusted net income return on adjusted equity should not be considered a substitute for return on equity and does not reflect the overall profitability of our business. A reconciliation of return on equity and adjusted net income return on adjusted equity can be found in the schedules, "Allstate Life Return on Equity", "Allstate Benefits Return on Equity" and "Allstate Annuities Return on Equity". Adjusted net income, excluding purchase accounting adjustments, is a non-GAAP measure, which is computed as net income (loss) applicable to common shareholders, excluding amortization of purchased intangible assets, after- tax, and realized capital gains and losses, after-tax, and adjusted for the after-tax income statement effects of acquisition-related purchase accounting fair value adjustments to unearned premiums, contractual liability insurance policy premium expenses, and commissions paid to retailers. Net income (loss) applicable to shareholders is the GAAP measure that is most directly comparable to adjusted net income, excluding purchase accounting adjustments. We use adjusted net income, excluding purchase accounting adjustments, as an important measure to evaluate SquareTrade’s results of operations. We believe that the measure provides investors with a valuable measure of SquareTrade’s ongoing performance because it reveals trends that may be obscured by the amortization of purchased intangible assets, the acquisition-related purchase accounting fair value adjustments, and the net effects of realized capital gains and losses. Amortization of purchased intangible assets is excluded because it relates to the acquisition purchase price and is not indicative of our business results or trends. We adjust for the effects of acquisition-related purchase accounting fair value adjustments because they relate to the acquisition and their effects are not indicative of the underlying business results and trends. Realized capital gains and losses may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to SquareTrade’s operations. Adjusted net income, excluding purchase accounting adjustments, highlights the results from ongoing operations and the underlying profitability of our business and is used by management along with the other components of net income applicable to common shareholders to assess our performance. We believe it is useful for investors to evaluate net income applicable to common shareholders, adjusted net income, excluding purchase accounting adjustments, and their components separately and in the aggregate when reviewing and evaluating SquareTrade’s performance. Adjusted net income, excluding purchase accounting adjustments, should not be considered a substitute for net income applicable to common shareholders and does not reflect the overall profitability of our business. A reconciliation of net income (loss) applicable to common shareholders to adjusted net income, excluding purchase accounting adjustments, is provided in the schedule, "SquareTrade Results". Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a ratio that uses a non-GAAP measure.  It is calculated by dividing common shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities and related DAC, DSI and life insurance reserves by total common shares outstanding plus dilutive potential common shares outstanding.  We use the trend in book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, in conjunction with book value per common share to identify and analyze the change in net worth attributable to management efforts between periods.  We believe the non-GAAP ratio is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management, and we believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.  We note that book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a measure commonly used by insurance investors as a valuation technique.  Book value per common share is the most directly comparable GAAP measure. Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, should not be considered a substitute for book value per common share, and does not reflect the recorded net worth of our business.  A reconciliation of book value per common share, excluding the impact of unrealized net capital gains on fixed income securities, and book value per common share can be found in the schedule, "Book Value per Common Share". The Allstate Corporation 2Q18 Supplement 57